MFS[RegTM]/Sun Life Series Trust

ANNUAL REPORT o December 31, 1998







Capital Opportunities Series
 (formerly Value Series)
Equity Income Series
International Growth Series
Massachusetts Investors Growth Stock Series
New Discovery Series
Research Growth and Income Series
Research International Series

MFS Celebrates it's Diamond Anniversary!

March 21, 1999, marks the 75th anniversary of MFS' invention of the mutual fund. The mutual fund industry has brought the power of investing to every American, offering them the opportunity for college degrees, home ownership, and comfortable retirement. Imagine today's world without mutual funds. We couldn't. And while the years ahead will bring a number of challenges, our 75 years of experience will help guide a new generation of investors into the future.

[MFS 75 Years Logo]

EXPERIENCE THE FUTURE(SM)


--------------------------------------------------------------------------------
           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
--------------------------------------------------------------------------------

Letter from the Chairman

Dear Contract Owners,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management[RegTM], the company that grew out of that original fund, has helped guide investors through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide.

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This feature, through which new shares were created when people invested in MIT and were redeemed when people sold, was an important change. As a result, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the portfolio.

Another factor in our growth was the development of one of the industry's first internal research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, the first high-yield municipal bond fund, and the first high-yield municipal closed-end bond fund. MFS also was among the leaders in the mutual fund industry in introducing variable annuity accounts.

We are proud of the record of MIT and of all the products offered by MFS, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The Sun Life Annuity Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our contract owners.

If there is a common thread running through these milestones, it is our unswerving commitment to providing you with the best possible investment management and contract owner service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

On behalf of the Board of Trustees,


/s/ John D. McNeil
------------------
John D. McNeil
Chairman
Board of Trustees

January 15, 1999


Management Review and Outlook

Capital Opportunities Series

For the 12 months ended December 31, 1998, the Series provided a total return of 26.97%. This compares to a 28.58% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

In general, the Series has benefited from good industry selection as well as good stock selection. Although the Series was slightly underweighted relative to the S&P 500 in technology and health care, which have been two of the strongest-performing sectors in the index, it was significantly overweighted in retailing, which was one of the best-performing sectors. At the same time, the Series was significantly underweighted in basic materials, transportation, and energy, all of which were among the worst-performing sectors.

Among stocks, the Series has had strong performance from several of its top holdings, including Tyco, Federal Home Loan Mortgage Corp. (Freddie Mac), Fred Meyer, CBS, and Compuware.

Changes in the portfolio included a reduction in the pharmaceutical weighting because prices reached what we believe are full valuations and an increase in the weighting in health maintenance organizations in anticipation of an industry rebound. We've recently made purchases in the technology sector, including BMC Software, Oracle, and Compuware, at attractive prices. In financial services, the portfolio's largest sector, we reduced the Series' regional bank exposure but added several companies, including Freddie Mac, Associates First Capital, and State Street. We think many financial services companies offer solid double-digit growth and attractive valuations. In addition, the performance of these companies has tended to be good during periods of declining interest rates and slow economic growth, particularly when their asset quality has remained intact.

Our international investment approach parallels our domestic objective of finding long-term growth at attractive valuations. The Series has gotten good performance from some of its major European holdings, including Sanofi, Mannesmann, and Cellular Communications International, a U.S. company with extensive operations in Europe.

In general, while we believe current valuations have again reached excessive levels, the market's volatility has presented us with several opportunities to purchase what we view as good companies at attractive valuations.

Equity Income Series

The Series commenced operations on May 6, 1998, and from that date through December 31, 1998, provided a total return of 5.00%. From June 1, 1998, through December 31, 1998, the S&P 500 returned 13.66%.

The Series' performance, particularly during the July-to-October 1998 market volatility, was helped by the fact that it continued to be extremely conservatively positioned. The utilities, particularly electrics, helped performance, as these stocks have tended to hold up better during market downturns. The Series was also helped by our shift out of banks. The collapse of a major hedge fund contributed to fears of a global financial breakdown, and almost all financial stocks were hurt because of problems that resulted in the capital markets.

Although the utilities and communications sector makes up over a third of the Series' assets, we are comfortable with that allocation because, while there has been good growth among the telephone companies, including the regional Bell operating companies, our electric and gas positions are more defensive. But we're continuing to find electric and gas companies that have consistently raised their growth rates and provided good yields. At the same time, we have added some exposure to oil companies and water utilities that could benefit from consolidation and from the number of municipalities looking to private companies to outsource their water and sewer needs.

Meanwhile, one of the Series' larger holdings, Rubbermaid, is being purchased by Newell, an acquisition that we believe helps both companies. Newell's management has a proven track record, while Rubbermaid needs to be managed more aggressively. Rubbermaid supports our theme of looking for undervalued, quality franchises in which, if management doesn't work to extract full value, somebody else will. Another holding taken over was Elsag Bailey, a process control company that is being acquired by Asea Brown Boveri.

Looking forward, in spite of the market's rebound late in 1998 we still see reason to be cautious. Also, the overall news in areas such as earnings and emerging markets is not much better than a few months ago, and we think the benefits of lower interest rates are largely behind us. That puts the focus on earnings and, because the economy is slowing, we feel the near-term earnings outlook is unfavorable.

International Growth Series

For the 12 months ended December 31, 1998, the Series provided a total return of 1.94%, which compares to a 20.33% return for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, an unmanaged, market-capitalization-weighted total return index of developed-country global stock markets, excluding the United States, Canada, and the South African mining component. Investments in foreign and emerging markets may provide superior returns but also involve greater risk than U.S. investments. These risks may increase share price volatility, please see a prospectus.

The equity markets worldwide have had one of the more volatile years in recent history. In the market's downturn during the late summer and early fall of 1998, European equities were actually hit harder than those in the United States. Though all markets have rebounded, foreign stocks have not come back with the same strength as U.S. equities.

The primary reason for the Series' underperformance over the past year was the difficult situation in the emerging markets. Our exposure there, which had run at about 15% of the portfolio's assets, hurt performance overall. By the end of 1998, however, our emerging market exposure had been drastically reduced to approximately 2% of assets. It is important to note, however, that the MSCI EAFE Index does not take into account any emerging market stocks.

In developed markets, performance was impacted by investor flight to the perceived quality of major European markets such as France and Germany and to big-name stocks in those regions in the wake of the global market volatility during the late summer and early fall. During this flight, investors sold off in peripheral markets such as Italy, Ireland, and Portugal, where we have found some attractive investments that we plan to stick with based on their fundamental outlooks.

With regard to the Series' sector weightings, financial services is the top sector. Even though we are underweighted in comparison to the MSCI EAFE Index, we have built an overweighting in insurance stocks as opposed to banking stocks. A good company here has been QBE Insurance, an Australian-based company that boasts strong management and has shown consistent growth. In the consumer staples sector we favor companies that can demonstrate steady earnings growth, such as Benckiser, the world's leading manufacturer of dishwashing detergent. Industrial goods and services is our third-largest sector and is largely made up of European defense stocks such as British Aerospace, Saab, and Thomson CSF, all of which have shown an ability to generate steady earnings and overcome economic cycles. Utilities and communications, our fourth-largest sector, is mostly made up of cellular telecommunications companies that we feel will effectively compete in a dynamic market.

Turning to the troubled emerging markets, we have not invested in Russian stocks, and we feel that the impact of Russia's problems on the world economy will be minimal because it is only a small part of the global financial scene despite its high geopolitical profile. Our exposure in Brazil hurt us in the past six months, and we're closely monitoring that situation. We feel we have selected good companies there, but we need to see if those stocks can overcome the country's macroeconomic problems in the long term. The Series had minimal investments in Southeast Asian companies because the macroeconomic situation there has clearly overwhelmed even previously strong individual companies. We expect negative growth there in 1999 and are likely to have limited holdings in the immediate future.

In Japan, we are underweighted relative to the index and are in the "show me" stage right now. Its economy is still in trouble, and now even the big global exporting companies such as Sony and Canon are being impacted by the strengthening yen, which has hurt exports and created a drag on corporate earnings growth. While the various budget packages and remedies that the Japanese government has proposed are a step in the right direction, we still see a number of traditional barriers to economic reform. Until more is done to move the country to a free-market system in which bad companies are allowed to fail, restructuring and streamlining are encouraged, and barriers to investment are removed, we believe that Japan will still have problems.

The recent drive toward European economic and monetary union (EMU) is a positive event for investors. As currency risk is eliminated and the cost of doing business evens out among EMU -- member nations, there will be heightened cross-border competition within industry sectors and an intensified focus on the performance of individual companies. As a fund that has always sought the best individual companies in which to invest, as opposed to investing on a top-down regional allocation basis, we believe the Series is perfectly positioned to thrive in the new environment. As far as currency implications are concerned, we look at the euro, the common currency of the 11 member nations of the economic union, as just another currency that we need to deal with, and we're relatively neutral on its impact.

Overall, our international earnings growth outlook in 1999 is lower than it was six months ago. We now expect average earnings growth of approximately 6% to 8%, with Europe leading the way at about 6%, Japan flat to negative, and the remainder of Asia negative. Latin America may be negative as well due to the problems in Brazil.

Massachusetts Investors Growth Stock Series

The Series commenced operations on May 6, 1998, and from that date through December 31, 1998, provided a total return of 20.70%. From June 1, 1998, through December 31, 1998, the S&P 500 returned 13.66%.

The Series' performance has been helped by the fact that several companies in the portfolio are still growing their earnings faster than the market. Beyond that, several companies in the Series have been taken over. For example, AMP has agreed to be taken over by Tyco, while Fred Meyer has been taken over by Kroger, Jacor by Clear Channel Communications, and HBO by McKesson. Performance has also been helped by avoiding companies that we don't think are going to make their earnings estimates and looking for companies that can. For example, we're still finding potentially strong profits in technology, retailing and, recently, cable.

In cable, we have been focusing on some of the newer aspects of the industry that we think will take up a greater part of the consumer's dollar. That means companies supplying the cable infrastructure for Internet access and cable telephony, such as MediaOne and Time Warner. We're also buying companies that supply broadband services to the cable market. These include companies like 3Com for modems, Tellabs for cable telephony, and Amdocs for billing.

For many technology companies, the growth of the Internet is changing everything and has given companies like Oracle, Microsoft, Cisco Systems, Sun Microsystems, and Lucent new leases on life. Oracle also dominates the database market, an area in which Microsoft isn't a big player yet, and it has a big applications business, which allows companies to download information from the factory floor and manage it.

Although several financial services stocks were hurt by hedge fund liquidations, most of the Series' holdings, including Morgan Stanley and Associates First Capital, were not. Morgan was the best performer among the major underwriters. The company has good risk-control systems and has remained conservative. Associates First Capital, a consumer finance company, has grown its earnings in excess of 17% over 20 years, and we think the company should have no problem growing again next year. It is a recent spin-off of the Ford Motor Corp., and we believe its recent acquisitions of Avco Financial and SPS Transactions Services should help it grow its earnings over the next three-to-five years.

Going forward, we see little, if any, increase in profits for the market as a whole in 1999. However, we think the companies in the Series, led by technology, retailing, cable, and financial services firms, will grow earnings by 15% or 20% during the year, which we think will be well ahead of the S&P 500.

New Discovery Series

The Series commenced operations on May 6, 1998, and from that date through December 31, 1998, provided a total return of 6.20%. From June 1, 1998, through December 31, 1998, the Russell 2000 Total Return Index, an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the NYSE, AMEX, and NASDAQ, returned -6.93%.

We feel the portfolio's strong performance results from our focus on seeking companies that we believe can produce sustainable and predictable growth in unit sales, revenue, and earnings. To find such companies we rely on MFS[RegTM] Original ResearchSM, through which stocks are selected after in-depth fundamental analysis of companies' earnings outlooks, managements, business models, competitive strategies, market positions, and growth prospects. Based on our findings, we select companies that we believe are best positioned to become major enterprises over a period of three-to-five years. In choosing stocks, we are careful to assure that the prices we pay are in line with the companies' actual fundamental strengths and long-term growth prospects. This research-intensive process allows us to own companies early in their development cycles before they become widely known to investors and that enjoy growth rates above those of the overall market.

As our investors are aware, researching small companies is far more difficult than researching big companies, simply because there is very little known about most small companies. So it's imperative that we use our proprietary research process to the fullest to find the best companies for this portfolio. Strong research has helped us invest in companies like Envoy, which makes technology that automates paperwork used by medical organizations to reduce the sizable transaction costs involved in health care. Customers understand the importance of the productivity enhancements and cost reductions that Envoy enables, and its earnings growth reflects that. The stock is up nearly 50% as of December
31. Another interesting company we have uncovered is Catalina Marketing, which runs a network that issues instant coupons at supermarkets. As a customer's goods are scanned, the Catalina system identifies the customer as a potential target for coupons for complementary or competitive products, and these coupons are issued at the register. The company is also developing an Internet component to its business by which shoppers' "census" information is collected and fed to a Web site that issues even more closely targeted coupons directly to consumers over the Internet. This type of innovation can drive growth further and has given us even more confidence in the company.

If the weakness in corporate earnings growth in the large-cap sector continues to impact investors' psychology, we could face some additional choppiness among the small stocks as well. However, as investors turn their attention to stocks that can provide strong earnings growth at reasonable prices, we believe small stocks should be quite attractive long-term investment options. While we're confident that the potential for a sustained rebound in small-cap stocks is good, it would not be prudent to attempt to predict when, and for how long, that may occur.

We think it's of value to our investors to know that the commitment to research that MFS made when it inaugurated one of the industry's first research departments in 1932 is thoroughly ingrained in our corporate culture today. We believe it is this commitment that enables us to select stocks that can perform well over the long term, even with the special challenges involved in small-cap investing.

Research Growth and Income Series

For the 12 months ended December 31, 1998, the Series provided a total return of 22.13%, which compares to a 28.58% return for the S&P 500.

Despite the historic volatility of the equity markets in the past year, we have benefited from our commitment to MFS[RegTM] Original Research(SM), which helps us find high-quality companies for the portfolio. The peaks and valleys that have characterized this market for the past several months have been driven by a limited number of large-capitalization, multinational companies. Our proprietary research has helped us find good values in large companies that we feel can produce earnings growth under a variety of market conditions.

For example, we boosted our holdings in Intel during this period. While the company saw its share price fall during the rocky months, we saw reason for optimism based on its positive earnings growth, its valuation relative to its peers, and its ability to leverage market trends that should help the company expand its business. The stock's share price has appreciated sharply recently. At the same time, we reduced the portfolio's exposure to energy stocks because we feel that continued low oil prices in 1999 will impair their earnings growth. So, while oil stocks are often excellent sources of income, we see the fundamental difficulties at these companies as too severe to warrant our prolonged interest at the moment.

Another of our best ideas, Pfizer, is in a major new product cycle and is benefiting from sales growth not only of Viagra, which was launched in much of Europe by the end of 1998 and is scheduled to be introduced in Japan in 1999, but also of new drugs such as Lipitor, a cholesterol-lowering drug co-marketed with Warner Lambert, and Trovan, a new antibiotic. Celebrex, a highly anticipated arthritis drug, is scheduled for introduction in the first half of 1999 and should help keep Pfizer's revenue and earnings growth above 20% in 1999.

We think large-cap companies should continue to perform well, though not with the same intensity that we've seen over the past few years. We expect that companies in the consumer products, pharmaceutical, food and beverage, and technology sectors should continue to produce good results, driven by strong fundamentals and low interest rates. The only caveat is that recent stock performance has resulted in high valuations for many of these stocks. We feel that commodity-oriented stocks such as integrated oil, chemical, and paper companies should continue to perform poorly, as pricing in these industries remains under pressure. In general, the low-inflation, low-growth economy is causing companies in many industries to lose the ability to significantly raise prices, and that can hold back earnings growth.

MFS' commitment to research has not wavered since the company's inception in 1924. However, it's fair to say that the process has evolved. In 1924, MFS had virtually no dedicated analysts. Portfolio managers did their own research and made the investment decisions, and that heritage of informed stock selection is deeply ingrained in our corporate culture. We inaugurated our internal research department in 1932, and today our global team of analysts examine individual companies firsthand by meeting with company managements, interviewing customers and suppliers, and evaluating new products. This experience is important in building our track record, as seasoned MFS investment professionals pass along their knowledge and the corporate culture to new analysts.

Research International Series

The Series commenced operations on May 6, 1998, and from that date through December 31, 1998, provided a total return of -5.80%. This return compares to a 4.47% return for the MSCI EAFE Index for the period from June 1, 1998, through December 31, 1998.

The financial markets were especially volatile in the second half of 1998. Difficulties in Russia and Latin America sent shockwaves through all markets, with the emerging markets particularly hard hit. In response to market weakness, investors migrated to the large, most liquid companies, causing small- and mid-cap companies to underperform the EAFE Index. The Research International Series is an all-capitalization portfolio, and during this period had approximately one-half of the portfolio assets invested in small- and mid-cap companies (with market capitalizations of less than $6 billion). In general, our exposure to these types of companies, as well as to the emerging markets, caused the underperformance of the portfolio relative to the Index during the period. The financial shock that we saw in late summer and early fall has increased uncertainty in predicting company earnings. With that in mind, we are particularly focused on finding companies that have more predictable earnings streams. One company that fits that bill is British Aerospace, a European defense contractor that has performed well thanks to its earnings growth outlook and relative immunity to economic cycles. We feel that British Aerospace and other European defense stocks such as Saab and Thomson CSF will benefit from a growing consolidation trend in this industry. This trend is similar to one that occurred in the United States when government defense spending dropped. While many people felt at the time that this would mean hard times for the industry, companies responded by restructuring their businesses, cutting back on costs, and finding new outlets for their products. Many companies performed well during this period, and we expect similar results in Europe.

Sanofi, a French drug company with an extremely strong pipeline of new products and a low valuation when compared to its potential profitability, is another of the portfolio's best ideas. Sanofi is in the process of merging with Synthelabo, another French pharmaceutical company, and we feel that this combination presents an excellent opportunity for cost cutting and healthy earnings growth.

Japan remains a difficult market and we have recently trimmed our exposure there, particularly among global exporters. Besides a weak domestic economy, these companies are facing increased competitive pressure overseas due to a stronger yen. Despite the difficult market in Japan, one company that has performed well is Secom, a security services company. Japan has a very low penetration rate for residential security services. However, as the crime rate in Japan has increased, so has demand for security systems. Secom is benefiting from hardware sales revenue as well as long-term service and monitoring contracts.

From a regional standpoint, we continue to find the most attractive ideas in Europe where economic growth remains robust and companies are relatively early in the consolidation and restructuring process. We have recently added to positions in Europe, particularly in the telecommunications sector where we are seeing strong demand for wireless communications.

With regard to the dawning of the unified currency era in Europe, we feel that EMU will fundamentally shift the way investors look at European companies. With a unified currency, investment risks stemming from currency fluctuations should diminish, which is a positive for the portfolio. In that environment, we believe that investors will focus more on company selection than on country selection, thereby increasing the importance of fundamental analysis. Fortunately, this shift dovetails with the way MFS has invested since we established our research department in 1932 and puts us in a positive position to deal with the investment challenges of EMU.

MFS and the investment industry have grown tremendously over the 75 years since we invented the mutual fund. However, one thing that has not changed is MFS' emphasis on research and bottom-up stock picking. Our longevity validates the effectiveness of that strategy, and we believe it will serve us well as we invest internationally.

                     -----------------------------------

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Each portfolio is actively managed, and current holdings may be different.

Performance Summary

The information below and on the following pages illustrates the growth of a hypothetical $10,000 investment for each Series during the period indicated. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. Series results do not reflect the deduction of separate account charges. (See Notes to Performance Summary for more information.)


Capital Opportunities Series

(For the period from July 1, 1996, through December 31, 1998)

[line chart]

             Capital         Consumer         S&P 500
             Opportunities   Price            Composite
             Series          Index--U.S.      Index
 7/96          10000         10000            10000
12/96          11010         10125            11168
12/97          14046         10297            14895
12/98          17834         10483            19151


Average Annual Total Returns
as of December 31, 1998

                                            1 Year      10 Years/Life
----------------------------------------------------------------------
Capital Opportunities Series*               +26.97%        +25.16%
Standard & Poor's 500 Composite Index**     +28.58%        +29.66%
Consumer Price Index+**                     + 1.80%        + 1.90%

* For the period from the commencement of the Series' investment operations, June 3, 1996, through December 31, 1998.

**Source: CDA/Wiesenberger. "Life" refers to the period from July 1, 1996, through December 31, 1998.

+ The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).



Equity Income Series

(For the period from June 1, 1998, through December 31, 1998)

[bar chart]

             Equity          Consumer         S&P 500
             Income          Price            Composite
             Series          Index--U.S.      Index
 6/98        10000           10000            10000
12/98        10500           10086            11366


Average Annual Total Returns
as of December 31, 1998


                                           10 Years/Life
--------------------------------------------------------
Equity Income Series*                        + 5.00%
Standard & Poor's 500 Composite Index**      +13.66%
Consumer Price Index+**                      + 0.86%

* For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.

**Source: CDA/Wiesenberger. "Life" refers to the period from June 1, 1998, through December 31, 1998.

+ The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

International Growth Series(1)

(For the period from July 1, 1996, through December 31, 1998)

[bar chart]

             International   Consumer       MSCI          Lipper
             Growth          Price          EAFE          International
             Series          Index--U.S.    Index         Funds Index
 7/96        10000           10000          10000         10000
12/96         9830           10125          10162         10529
12/97         9668           10297          10371         11293
12/98         9856           10483          12479         12722


Average Annual Total Returns
as of December 31, 1998

                                     1 Year       10 Years/Life
---------------------------------------------------------------
International Growth Series*          + 1.94%        - 0.56
Lipper International Funds Index#     +12.66%        +10.11%
MSCI EAFE Index**                     +20.33%        + 9.26%
Consumer Price Index+**               + 1.80%        + 1.90%

* For the period from the commencement of the Series' investment operations, June 3, 1996, through December 31, 1998.

**Source: CDA/Wiesenberger. "Life" refers to the period from July 1, 1996, through December 31, 1998.

# Source: Lipper Analytical Services, Inc. "Life" refers to the period from
  July 1, 1996, through December 31, 1998.

+ The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).


Massachusetts Investors Growth Stock Series

(For the period from June 1, 1998, through December 31, 1998)

[bar chart]

             Massachusetts     Consumer        S&P 500
             Investors         Price           Composite
             Growth Stock      Index--U.S.     Index
             Series
 6/98        10000             10000           10000
12/98        12070             10086           11366


Average Annual Total Returns
as of December 31, 1998

                                             10 Years/Life
----------------------------------------------------------
Massachusetts Investors Growth Stock Series*     +20.70%
Average growth fund#                             +10.21%
Standard & Poor's 500 Composite Index**          +13.66%
Consumer Price Index+**                          + 0.86%

* For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.

# Source: Lipper Analytical Services, Inc. "Life" refers to the period from
  June 1, 1998, through December 31, 1998.

**Source: CDA/Wiesenberger. "Life" refers to the period from June 1, 1998, through December 31, 1998.

+ The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and mea sures the cost of living (inflation).

New Discovery Series(2)

(For the period from June 1, 1998, through December 31, 1998)

[bar chart]

             New            Consumer       Russell 2000
             Discovery      Price          Total Return
             Series         Index--U.S.    Index
6/98         10000          10000          10000
12/98        10620          10086           9307


Average Annual Total Returns
as of December 31, 1998


                                     10 Years/Life
--------------------------------------------------
New Discovery Series*                  + 6.20%
Russell 2000 Total Return Index**      - 6.93%
Consumer Price Index+**                + 0.86%


* For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.

**Source: CDA/Wiesenberger. "Life" refers to the period from June 1, 1998, through December 31, 1998.

+ The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).


Research Growth and Income Series

(For the period from June 1, 1997, through December 31, 1998)

[bar chart]

             Research              Consumer         S&P 500
             Growth and Income     Price            Composite
             Series                Index--U.S.      Index
 6/97        10000                 10000            10000
12/97        11020                 10075            11553
12/98        13459                 10256            14854


Average Annual Total Returns
as of December 31, 1998

                                            1 Year      10 Years/Life
-----------------------------------------------------------------------
Research Growth and Income Series*          +22.13%        +19.92%
Standard & Poor's 500 Composite Index**     +28.58%        +28.44%
Consumer Price Index+**                     + 1.80%        + 1.61%

* For the period from the commencement of the Series' investment operations, May 13, 1997, through December 31, 1998.

**Source: CDA/Wiesenberger. "Life" refers to the period from June 1, 1997, through December 31, 1998.

+ The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and mea sures the cost of living (inflation).

Research International Series(1)

(For the period from June 1, 1998, through December 31, 1998)

[bar chart]

             MSCI             Consumer         Research
             EAFE             Price            International
             Index            Index--U.S.      Series
 6/98        10000            10000            10000
12/98        10447            10086             9420


Average Annual Total Returns
as of December 31, 1998

                                10 Years/Life
---------------------------------------------
Research International Series*     -5.80%
MSCI EAFE Index**                  +4.47%
Consumer Price Index+**            +0.86%

* For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.

**Source: CDA/Wiesenberger. "Life" refers to the period from June 1, 1998, through December 31, 1998.

+ The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).


(1) Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase unit price volatility.

(2) Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Portfolio of Investments -- December 31, 1998
Capital Opportunities Series
Stocks -- 90.7%




Issuer                                                                            Shares               Value
U.S. Stocks -- 75.4%
Advertising -- 1.0%
Outdoor Systems, Inc.* .................................................           64,600         $  1,938,000
                                                                                                  ------------
Automotive -- 0.4%
Tower Automotive, Inc.* ................................................           29,000         $    723,188
                                                                                                  ------------
Banks and Credit Companies -- 5.4%
Bankers Trust Corp. ....................................................           14,600         $  1,247,388
Fleet Financial Group, Inc. ............................................           25,138            1,123,354
National City Corp. ....................................................           21,600            1,566,000
PNC Bank Corp. .........................................................           19,900            1,077,088
State Street Corp. .....................................................           32,200            2,239,912
US Bancorp .............................................................           44,600            1,583,300
Wells Fargo Co.* .......................................................           38,820            1,550,374
                                                                                                  ------------
                                                                                                  $ 10,387,416
                                                                                                  ------------
Broadcasting -- 0.2%
Infinity Broadcasting Corp.* ...........................................           11,900         $    325,763
                                                                                                  ------------
Business Machines -- 1.0%
International Business Machines Corp. ..................................           10,500         $  1,939,875
                                                                                                  ------------
Business Services -- 0.8%
DST Systems, Inc.* .....................................................            5,700         $    325,256
Galileo International, Inc. ............................................           21,300              926,550
Modis Professional Services, Inc.* .....................................           16,800              243,600
                                                                                                  ------------
                                                                                                  $  1,495,406
                                                                                                  ------------
Computer Software -- Systems -- 6.4%
BMC Software, Inc.* ....................................................           69,300         $  3,088,181
Cadence Design Systems, Inc.* ..........................................            1,300               38,675
Computer Associates International,
  Inc. .................................................................          111,336            4,745,697
Compuware Corp.* .......................................................            5,200              406,250
Network Associates, Inc.* ..............................................            9,200              609,500
Oracle Corp.* ..........................................................           55,400            2,389,125
Synopsys, Inc.* ........................................................           18,700            1,014,475
                                                                                                  ------------
                                                                                                  $ 12,291,903
                                                                                                  ------------
Construction Services -- 0.6%
Martin Marietta Materials, Inc. ........................................           19,650         $  1,221,984
                                                                                                  ------------
Consumer Goods and Services -- 8.1%
Tyco International Ltd. ................................................          204,206         $ 15,404,790
                                                                                                  ------------
Containers -- 0.1%
Smurfit Stone Container Corp.* .........................................            6,200         $     98,038
                                                                                                  ------------
Electronics -- 4.3%
AMP, Inc. ..............................................................           97,900         $  5,096,919
Analog Devices, Inc.* ..................................................           50,280            1,577,535
Lattice Semiconductor Corp.* ...........................................           34,000            1,560,812
                                                                                                  ------------
                                                                                                  $  8,235,266
                                                                                                  ------------
Entertainment -- 7.7%
CBS Corp. ..............................................................          148,900         $  4,876,475
Disney (Walt) Co. ......................................................           13,800              414,000
Harrah's Entertainment, Inc.* ..........................................          147,964            2,321,185
Isle Capri Casinos, Inc.* ..............................................            9,400               37,306
Jacor Communications, Inc.* ............................................           47,300            3,044,937
MediaOne Group, Inc.* ..................................................           73,300            3,445,100
Mirage Resorts, Inc.* ..................................................           30,600              457,088
                                                                                                  ------------
                                                                                                  $ 14,596,091
                                                                                                  ------------
Financial Institutions -- 8.5%
Associates First Capital Corp., "A" ....................................           71,000         $  3,008,625
Donaldson, Lufkin & Jenrette, Inc. .....................................           23,400              959,400
Federal Home Loan Mortgage Corp.                                                  134,533            8,668,970
Finova Group, Inc. .....................................................           40,200            2,168,287

Issuer                                                                            Shares               Value
U.S. Stocks -- continued
Financial Institutions  -- continued
Paine Webber Group, Inc. ...............................................           22,700         $    876,788
SLM Holding Corp. ......................................................           10,900              523,200
                                                                                                  ------------
                                                                                                  $ 16,205,270
                                                                                                  ------------
Food and Beverage Products -- 3.3%
Anheuser Busch Cos., Inc. ..............................................           22,350         $  1,466,719
Archer-Daniels-Midland Co. .............................................           71,120            1,222,375
Beverly Enterprises, Inc.* .............................................          100,200              676,350
Hershey Foods Corp. ....................................................           27,100            1,685,281
Hormel Foods Corp. .....................................................           27,200              890,800
Suiza Foods Corp.* .....................................................            6,800              346,375
                                                                                                  ------------
                                                                                                  $  6,287,900
                                                                                                  ------------
Insurance -- 4.4%
Aetna, Inc. ............................................................           10,600         $    833,425
Annuity & Life Re Holdings Ltd. ........................................           40,100            1,077,687
Chartwell Re Corp. .....................................................           17,600              418,000
CIGNA Corp. ............................................................            9,443              730,062
Equitable Cos., Inc. ...................................................           16,500              954,938
Hartford Financial Services
  Group, Inc. ..........................................................           16,830              923,546
Nationwide Financial Services,
  Inc., "A" ............................................................           32,300            1,669,506
ReliaStar Financial Corp. ..............................................           40,199            1,854,179
                                                                                                  ------------
                                                                                                  $  8,461,343
                                                                                                  ------------
Medical and Health Products -- 0.5%
Bristol-Myers Squibb Co. ...............................................            7,500         $  1,003,594
                                                                                                  ------------
Medical and Health Technology
  and Services -- 2.2%
Mid Atlantic Medical Services, Inc.*                                               68,000         $    667,250
United Healthcare Corp. ................................................           81,023            3,489,053
                                                                                                  ------------
                                                                                                  $  4,156,303
                                                                                                  ------------
Oils -- 0.5%
Mobil Corp. ............................................................           10,400         $    906,100
                                                                                                  ------------
Railroads -- 0.2%
Kansas City Southern
  Industries, Inc. .....................................................            6,600         $    324,638
                                                                                                  ------------
Restaurants and Lodging -- 1.8%
Promus Hotel Corp.* ....................................................          104,832         $  3,393,936
                                                                                                  ------------
Stores -- 2.6%
Rite Aid Corp. .........................................................          101,960         $  5,053,393
                                                                                                  ------------
Supermarkets -- 4.7%
Meyer (Fred), Inc.* ....................................................          147,250         $  8,871,812
                                                                                                  ------------
Telecommunications -- 10.5%
3Com Corp.* ............................................................           28,200         $  1,263,712
AirTouch Communications, Inc.* .........................................           31,300            2,257,512
Alltel Corp. ...........................................................           34,900            2,087,456
American Tower Corp., "A"* .............................................           10,929              323,089
Cellular Communications
  International, Inc.* .................................................          125,622            8,542,296
Century Telephone Enterprises, Inc.                                                25,650            1,731,375
Intermedia Communications, Inc.* .......................................           21,600              372,600
Sprint Corp. ...........................................................            7,181              604,102
Sprint PCS* ............................................................           36,500              844,063
Tele-Communications, Inc.* .............................................           36,600            2,024,437
                                                                                                  ------------
                                                                                                  $ 20,050,642
                                                                                                  ------------
Utilities -- Gas -- 0.2%
Columbia Energy Group ..................................................            7,600         $    438,900
                                                                                                  ------------
  Total U.S. Stocks .....................................................................         $143,811,551
                                                                                                  ------------

10-COS

Issuer                                                                             Shares              Value
Foreign Stocks -- 15.3%
Bermuda -- 1.0%
Ace Ltd. (Insurance) ...................................................            40,400          $  1,391,275
EXEL Ltd., "A" (Insurance) .............................................             5,756               431,700
                                                                                                    ------------
                                                                                                    $  1,822,975
                                                                                                    ------------
Brazil -- 0.9%
Tele Sudeste Celular Participacoes
  S.A. (Telecommunications)* ...........................................            10,800          $    223,425
Tele Sudeste Celular Participacoes
  S.A., Preferred
  (Telecommunications)* ................................................           119,900               506,200
Telesp Celular Participacoes S.A.
  (Telecommunications)* ................................................            19,700               344,750
Telesp Celular Participacoes S.A.,
  Preferred (Telecommunications)* ......................................            52,200               384,586
Telesp Participacoes S.A.
  (Telecommunications)* ................................................            13,743               312,858
                                                                                                    ------------
                                                                                                    $  1,771,819
                                                                                                    ------------
Grand Cayman Islands -- 0.2%
Scottish Annuity & Life (Insurance)* ...................................            26,600          $    365,750
                                                                                                    ------------
Finland -- 1.0%
Nokia Corp., ADR
  (Telecommunications) .................................................            16,300          $  1,963,131
                                                                                                    ------------
France -- 2.1%
Sanofi S.A. (Medical and Health
  Products) ............................................................            21,800          $  3,584,949
Societe Industrielle de Transports
  Automobiles S.A. (Hazardous
  Waste) ...............................................................             1,300               340,424
                                                                                                    ------------
                                                                                                    $  3,925,373
                                                                                                    ------------
Germany -- 2.7%
Henkel KGaA, Preferred
  (Chemicals) ..........................................................             4,943          $    441,551
Mannesmann AG (Conglomerate) ...........................................            41,000             4,694,844
                                                                                                    ------------
                                                                                                    $  5,136,395
                                                                                                    ------------
Greece -- 0.5%
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) .................................................            36,900          $    981,278
                                                                                                    ------------
Italy -- 0.8%
Telecom Italia S.p.A.
  (Telecommunications)* ................................................           247,000          $  1,555,529
                                                                                                    ------------
Netherlands -- 2.0%
Benckiser N.V., "B" (Consumer
  Goods and Services) ..................................................             9,420          $    616,472
Elsag Bailey Process Automation
  N.V. (Machinery)* ....................................................            56,500             2,210,563
Mobistar SA (Telecommunications)*                                                   18,700               943,017
                                                                                                    ------------
                                                                                                    $  3,770,052
                                                                                                    ------------
Sweden -- 0.5%
Saab AB, "B" (Aerospace)* ..............................................            84,900          $    888,732
                                                                                                    ------------
Switzerland -- 0.9%
Amoco Corp. (Oils) .....................................................            29,800          $  1,758,200
                                                                                                    ------------
United Kingdom -- 2.7%
British Petroleum PLC, ADR (Oils) ......................................            19,987          $  1,898,765
Capital Radio PLC (Broadcasting) .......................................            27,900               270,757
Reuters Group PLC (Business
  Services) ............................................................            22,200               233,855
Reuters Group PLC, ADR (Business
  Services) ............................................................            13,100               830,213

Issuer                                                                             Shares               Value
Foreign Stocks -- continued
United Kingdom  -- continued
SmithKline-Beecham PLC, ADR
  (Medical and Health Products) ........................................            13,400          $    931,300
Taylor Nelson Sofres PLC (Market
  Research) ............................................................            81,500               103,428
Zeneca Group PLC (Medical and
  Health Products) .....................................................            22,000               956,920
                                                                                                    ------------
                                                                                                    $  5,225,238
                                                                                                    ------------
  Total Foreign Stocks ...................................................................          $ 29,164,472
                                                                                                    ------------
  Total Stocks
    (Identified Cost, $139,662,389) ......................................................          $172,976,023
                                                                                                    ------------
Put Options Purchased -- 3.5%
Description/Expiration Month/Strike Price                                         Contracts
S & P 500 Index/December/400
  (Premiums Paid, $7,399,394) ..........................................               380          $  6,688,000
                                                                                                    ------------
Short-Term Obligation -- 4.9%

Issue                                                                          Principal Amount
                                                                                (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 1/04/99,
  at Amortized Cost ....................................................         $   9,380          $  9,376,483
                                                                                                    ------------
  Total Investments
    (Identified Cost, $156,438,266) ......................................................          $189,040,506
                                                                                                    ------------
Other Assets,
  Less Liabilities -- 0.9%
                                                                                                       1,671,866
                                                                                                    ------------
  Net Assets -- 100.0% ...................................................................          $190,712,372
                                                                                                    ============

            See portfolio footnotes and notes to financial statements


                                                                          11-COS

Portfolio of Investments -- December 31, 1998
Equity Income Series
Stocks -- 87.1%

Issuer                                                                             Shares            Value
U.S. Stocks -- 78.4%
Aerospace -- 1.2%
General Dynamics Corp. .................................................             661           $   38,751
Raytheon Co., "A" ......................................................           1,178               60,888
                                                                                                   ----------
                                                                                                   $   99,639
                                                                                                   ----------
Automotive -- 0.8%
TRW, Inc. ..............................................................           1,281           $   71,976
                                                                                                   ----------
Banks and Credit Companies -- 2.2%
Mellon Bank Corp. ......................................................             815           $   56,031
National City Corp. ....................................................           1,768              128,180
                                                                                                   ----------
                                                                                                   $  184,211
                                                                                                   ----------
Building -- 0.6%
Sherwin Williams Co. ...................................................           1,820           $   53,463
                                                                                                   ----------
Business Machines -- 2.0%
International Business
  Machines Corp. .......................................................             662           $  122,304
Xerox Corp. ............................................................             382               45,076
                                                                                                   ----------
                                                                                                   $  167,380
                                                                                                   ----------
Chemicals -- 1.4%
Dow Chemical Co. .......................................................             757           $   68,839
E. I. du Pont de Nemours & Co. .........................................             925               49,083
                                                                                                   ----------
                                                                                                   $  117,922
                                                                                                   ----------
Conglomerates -- 1.0%
Eastern Enterprises ....................................................           1,933           $   84,569
                                                                                                   ----------
Consumer Goods and Services -- 5.9%
Gillette Co. ...........................................................           1,378           $   66,575
International Flavours .................................................           2,098               92,705
Kimberly-Clark Corp. ...................................................           1,458               79,461
Philip Morris Cos., Inc. ...............................................           3,401              181,953
Rubbermaid, Inc. .......................................................           2,482               78,028
                                                                                                   ----------
                                                                                                   $  498,722
                                                                                                   ----------
Electrical Equipment -- 0.8%
Emerson Electric Co. ...................................................           1,116           $   67,518
                                                                                                   ----------
Entertainment -- 0.6%
Disney (Walt) Co. ......................................................           1,600           $   48,000
                                                                                                   ----------
Financial Institutions -- 1.2%
Federal Home Loan
  Mortgage Corp. .......................................................           1,547           $   99,685
                                                                                                   ----------
Food and Beverage Products -- 3.3%
Archer-Daniels-Midland Co. .............................................           5,507           $   94,652
Hershey Foods Corp. ....................................................           1,020               63,431
Hormel Foods Corp. .....................................................           3,805              124,614
                                                                                                   ----------
                                                                                                   $  282,697
                                                                                                   ----------
Food Products -- 0.9%
Smucker (J. M.) Co. ....................................................           3,530           $   78,101
                                                                                                   ----------
Forest and Paper Products -- 1.6%
Bowater, Inc. ..........................................................           1,356           $   56,189
Weyerhaeuser Co. .......................................................           1,551               78,810
                                                                                                   ----------
                                                                                                   $  134,999
                                                                                                   ----------
Insurance -- 7.0%
Equitable Cos., Inc. ...................................................           1,466           $   84,845
Hartford Financial Services
  Group, Inc. ..........................................................           1,713               94,001
Jefferson Pilot Corp. ..................................................           1,302               97,650
Lincoln National Corp. .................................................           1,462              119,610
Torchmark Corp. ........................................................           2,199               77,652
Transamerica Corp. .....................................................           1,087              125,548
                                                                                                   ----------
                                                                                                   $  599,306
                                                                                                   ----------

Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Machinery -- 1.3%
Federal Signal Corp. ...................................................           4,207           $  115,167
                                                                                                   ----------
Manufacturing -- 0.5%
Illinois Tool Works, Inc. ..............................................             675           $   39,150
                                                                                                   ----------
Medical and Health Products -- 1.1%
American Home Products Corp. ...........................................           1,603           $   90,269
                                                                                                   ----------
Oil Services -- 0.5%
Schlumberger Ltd. ......................................................             930           $   42,896
                                                                                                   ----------
Oils -- 5.0%
Conoco, Inc., "A"* .....................................................           3,361           $   70,161
Exxon Corp. ............................................................           1,446              105,739
Mobil Corp. ............................................................           1,177              102,546
Texaco, Inc. ...........................................................           1,071               56,629
Unocal Corp. ...........................................................           3,066               89,489
                                                                                                   ----------
                                                                                                   $  424,564
                                                                                                   ----------
Real Estate Investment Trusts -- 3.0%
CarrAmerica Realty Corp. ...............................................           1,675           $   40,200
Equity Residential Properties Trust ....................................             937               37,890
Federal Realty Investment Trust ........................................           1,249               29,507
First Industrial Realty Trust, Inc. ....................................           1,546               41,452
Kilroy Realty Corp. ....................................................           1,332               30,636
Mid-America Apartment Communities, Inc. ................................           1,063               24,117
TriNet Corporate Realty Trust, Inc. ....................................           1,933               51,708
                                                                                                   ----------
                                                                                                   $  255,510
                                                                                                   ----------
Special Products and Services -- 2.2%
Aquarion Co. ...........................................................           2,576           $  105,616
USEC, Inc. .............................................................           5,875               81,516
                                                                                                   ----------
                                                                                                   $  187,132
                                                                                                   ----------
Stores -- 1.8%
American Stores Co. ....................................................           1,279           $   47,243
Dayton Hudson Corp. ....................................................           1,954              106,005
                                                                                                   ----------
                                                                                                   $  153,248
                                                                                                   ----------
Supermarkets -- 1.0%
Kroger Co.* ............................................................           1,406           $   85,063
                                                                                                   ----------
Telecommunications -- 7.4%
Alltel Corp. ...........................................................           1,874           $  112,089
AT&T Corp. .............................................................             460               34,615
Bell Atlantic Corp. ....................................................             884               46,852
Century Telephone Enterprises, Inc.                                                1,256               84,780
Cincinnati Bell, Inc. ..................................................             400                6,800
GTE Corp. ..............................................................           2,095              136,175
SBC Communications, Inc. ...............................................           2,275              121,997
Sprint Corp. ...........................................................             977               82,190
                                                                                                   ----------
                                                                                                   $  625,498
                                                                                                   ----------
Utilities -- Electric -- 11.6%
Atmos Energy Corp. .....................................................           2,831           $   91,300
Carolina Power & Light Co. .............................................           1,644               77,371
CMS Energy Corp. .......................................................             845               40,930
DPL, Inc. ..............................................................           1,950               42,169
DQE, Inc. ..............................................................           1,890               83,042
FirstEnergy Corp. ......................................................           2,496               81,276
Florida Progress Corp. .................................................           1,584               70,983
GPU, Inc. ..............................................................           2,280              100,747
Illinova Corp. .........................................................           2,124               53,100
NIPSCO Industries, Inc. ................................................           1,202               36,586
Peco Energy Co. ........................................................           2,102               87,496
Pinnacle West Capital Corp. ............................................           1,684               71,359
Public Service Enterprise Group ........................................           2,272               90,880
Scana Corp. ............................................................           1,918               61,855
                                                                                                   ----------
                                                                                                   $  989,094
                                                                                                   ----------

12-EIS

Issuer                                             Shares              Value
U.S. Stocks -- continued
Utilities -- Gas -- 12.5%
AGL Resources, Inc. .....................           3,163           $   72,947
Berkshire Gas Co. .......................           1,435               31,749
Coastal Corp. ...........................           2,831               98,908
Colonial Gas Co. ........................           2,414               84,188
Columbia Energy Group ...................           1,644               94,941
Connecticut Energy Group ................           3,284              100,162
Consolidated Natural Gas Co. ............           1,435               77,490
El Paso Energy Corp. ....................           2,461               85,674
Fall River Gas Co. ......................           2,490               42,019
KN Energy, Inc. .........................           1,667               60,637
National Fuel Gas Co. ...................             840               37,958
NICOR, Inc. .............................           1,535               64,854
Providence Energy Corp. .................           1,946               40,866
Public Service Company, Inc. ............           3,218               83,668
UGI Corp. ...............................           1,826               43,367
Washington Gas Light Co. ................           1,523               41,311
                                                                    ----------
                                                                    $1,060,739
                                                                    ----------
  Total U.S. Stocks .....................................           $6,656,518
                                                                    ----------
Foreign Stocks -- 8.7%
Bermuda -- 1.1%
Ace Ltd. (Insurance) ....................             480           $   16,530
EXEL Ltd., "A" (Insurance) ..............           1,008               75,600
                                                                    ----------
                                                                    $   92,130
                                                                    ----------
France -- 1.0%
Thomson CSF (Aerospace and
  Defense) ..............................           1,946           $   83,482
                                                                    ----------
Netherlands -- 1.2%
Akzo Nobel N.V. (Chemicals) .............           1,366           $   62,140
Royal Dutch Petroleum Co.,
  ADR (Oils) ............................             795               38,061
                                                                    ----------
                                                                    $  100,201
                                                                    ----------
Switzerland -- 1.2%
Amoco Corp. (Oils) ......................           1,822           $  107,498
                                                                    ----------
United Kingdom -- 4.2%
British Petroleum PLC, ADR (Oils) .......           1,587           $  150,765
Glaxo Wellcome PLC, ADR (Medical
  and Health Products) ..................           1,519              105,570
SmithKline-Beecham PLC, ADR
  (Medical and Health Products) .........           1,407               97,787
                                                                    ----------
                                                                    $  354,122
                                                                    ----------
  Total Foreign Stocks ..................................           $  737,433
                                                                    ----------
  Total Stocks
    (Identified Cost, $6,921,012) .......................           $7,393,951
                                                                    ----------
Convertible Preferred Stocks -- 4.6%
Consumer Goods and Services -- 0.7%
Newell Financial Trust Co., 5.25%##                    10           $      528
Newell Financial Trust I, 5.25% .........           1,142               60,240
                                                                    ----------
                                                                    $   60,768
                                                                    ----------
Entertainment -- 0.5%
MediaOne Group, Inc., 6.25% .............             649           $   43,158
                                                                    ----------
Insurance -- 0.5%
Lincoln National Corp.,7.75% ............           1,834           $   43,214
                                                                    ----------

Issuer                                              Shares            Value
Convertible Preferred Stocks -- continued
Telecommunications -- 1.0%
Qwest Trends Trust, 5.75%##                         1,874           $   87,141
                                                                    ----------
Utilities -- Electric -- 1.9%
Houston Industries, Inc., 7.00% .........             812           $   86,376
Texas Utilities Co., 3.315% .............             318               15,344
Texas Utilities Co., 9.25% ..............           1,010               56,939
                                                                    ----------
                                                                    $  158,659
                                                                    ----------
  Total Convertible Preferred Stocks
    (Identified Cost, $362,268) .........................           $  392,940
                                                                    ----------

                                              Principal Amount
                                               (000 Omitted)
Convertible Bonds -- 1.6%
U.S. Bonds -- 0.9%
Business Machines -- 0.6%
Xerox Corp., 0s, 2018 ...................           $  46           $   28,463
Xerox Corp., 0s, 2018## .................              42               25,987
                                                                    ----------
                                                                    $   54,450
                                                                    ----------
Financial Services -- 0.3%
Bell Atlantic Financial Services, Inc.,
  4.25s, 2005## .........................           $  21           $   21,525
                                                                    ----------
  Total U.S. Bonds ......................................           $   75,975
                                                                    ----------
Foreign Bonds -- 0.7%
Switzerland -- 0.7%
Swiss Life Finance Ltd. (Finance),
  1.5s, 2003## ..........................           $  51           $   62,730
                                                                    ----------
  Total Convertible Bonds
    (Identified Cost, $133,730) .........................           $  138,705
                                                                    ----------
Short-Term Obligation -- 5.7%
Federal Home Loan Mortgage
  Corp., due 1/04/99, at Amortized
  Cost ..................................           $ 480           $  479,820
                                                                    ----------
  Total Investments
    (Identified Cost, $7,896,830) .......................           $8,405,416
                                                                    ----------
Other Assets,
  Less Liabilities -- 1.0%
                                                                        87,418
                                                                    ----------
  Net Assets -- 100.0%                                              $8,492,834
                                                                    ----------

            See portfolio footnotes and notes to financial statements

                                                                          13-EIS

Portfolio of Investments -- December 31, 1998
International Growth Series
Stocks -- 93.3%




Issuer                                                                            Shares              Value
Foreign Stocks -- 90.3%
Australia -- 3.1%
QBE Insurance Group Ltd.
  (Insurance)* .........................................................          191,884          $   791,507
Seven Network Ltd. (Entertainment)                                                 91,000              298,627
                                                                                                   -----------
                                                                                                   $ 1,090,134
                                                                                                   -----------
Brazil -- 1.0%
Companhia Electricas est Rio de
  Janeiro (Utilities -- Electric)* .....................................          306,200          $   101,391
Tele Sudeste Celular Participacoes
  S.A. (Telecommunications)* ...........................................            2,200               45,512
Tele Sudeste Celular Participacoes
  S.A., Preferred
  (Telecommunications)* ................................................           18,200               76,838
Telesp Celular Participacoes S.A.
  (Telecommunications)* ................................................            3,200               56,000
Telesp Celular Participacoes S.A.,
  Preferred (Telecommunications)* ......................................            7,800               57,467
                                                                                                   -----------
                                                                                                   $   337,208
                                                                                                   -----------
Canada -- 2.2%
Canadian National Railway Co.
  (Railroads) ..........................................................           15,000          $   778,125
                                                                                                   -----------
Finland -- 5.2%
Helsingin Puhelin Oyj
  (Telecommunications) .................................................           14,000          $   832,336
Pohjola Insurance Group
  (Insurance) ..........................................................            8,500              463,652
Rapala Normark Corp. (Consumer
  Goods and Services)* .................................................            4,460               38,505
Tieto Corp. (Computer
  Software -- Systems) .................................................           11,800              525,576
                                                                                                   -----------
                                                                                                   $ 1,860,069
                                                                                                   -----------
France -- 8.8%
Pernod Ricard Co. (Beverages) ..........................................            5,600          $   363,357
Television Francaise (Entertainment)                                                4,200              746,983
Thomson CSF (Aerospace and
  Defense) .............................................................           18,200              780,767
Total S.A., "B" (Oils) .................................................            5,450              551,381
Union des Assurances
  Federales S.A. (Insurance) ...........................................            5,300              702,940
                                                                                                   -----------
                                                                                                   $ 3,145,428
                                                                                                   -----------
Germany -- 5.2%
Henkel KGaA, Preferred
  (Chemicals) ..........................................................            9,500          $   848,621
Mannesmann AG (Conglomerate) ...........................................            5,350              612,620
Wella AG, Preferred (Consumer
  Goods and Services) ..................................................              420              350,000
                                                                                                   -----------
                                                                                                   $ 1,811,241
                                                                                                   -----------
Greece -- 2.0%
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) .................................................           19,344          $   514,413
Panafon S.A. (Telecommunications)*                                                  1,300               34,803
Stet Hellas Telecommunications S.A.
  (Telecommunications)* ................................................            5,400              174,825
                                                                                                   -----------
                                                                                                   $   724,041
                                                                                                   -----------
Ireland -- 3.7%
Allied Irish Banks PLC (Banks and
  Credit Cos.) .........................................................           24,200          $   430,358
Anglo Irish Bank PLC (Banks and
  Credit Cos.)* ........................................................          317,294              905,338
                                                                                                   -----------
                                                                                                   $ 1,335,696
                                                                                                   -----------

Issuer                                                                            Shares              Value
Italy -- 6.5%
Banca Carige S.p.A. (Banks and
  Credit Cos.) .........................................................           49,000          $   483,057
ERG S.p.A. (Oils) ......................................................           97,000              335,394
Mediaset S.p.A. (Entertainment) ........................................           85,000              689,718
Telecom Italia Mobile S.p.A.
  (Telecommunications) .................................................           88,000              650,115
Telecom Italia Mobile S.p.A., Saving
  Shares (Telecommunications) ..........................................           36,000              169,601
                                                                                                   -----------
                                                                                                   $ 2,327,885
                                                                                                   -----------
Japan -- 12.6%
Canon, Inc. (Special Products
  and Services) ........................................................           28,000          $   596,191
Fujitsu Ltd. (Electronics) .............................................           18,000              238,847
Kinki Coca-Cola Bottling Co.
  (Beverages) ..........................................................           10,000              132,164
Kirin Beverage Corp. (Beverages) .......................................           21,000              412,890
Mikuni Coca-Cola Bottling Co.
  (Beverages) ..........................................................           12,000              255,511
NTT Data Corp.
  (Telecommunications) .................................................               58              286,881
Olympus Optical Co.
  (Conglomerate) .......................................................           61,000              698,633
Osaka Sanso Kogyo Ltd.
  (Chemicals) ..........................................................           35,000               66,964
Rohm Co. (Electronics) .................................................            2,000              181,449
Sankyo Co. Ltd. (Medical and
  Health Products) .....................................................            7,000              152,442
Sony Corp. (Electronics) ...............................................            7,400              536,960
Takeda Chemical Industries Co.
  (Pharmaceuticals) ....................................................           13,000              498,589
Tokyo Broadcasting System, Inc.
  (Entertainment) ......................................................           18,000              200,441
Ushio, Inc. (Electronics) ..............................................           28,000              244,648
                                                                                                   -----------
                                                                                                   $ 4,502,610
                                                                                                   -----------
Netherlands -- 10.4%
Akzo Nobel N.V. (Chemicals) ............................................           18,500          $   841,580
Benckiser N.V., "B" (Consumer
  Goods and Services) ..................................................           21,900            1,433,200
IHC Caland N.V. (Marine
  Equipment) ...........................................................            6,959              288,801
ING Groep N.V. (Financial
  Services)* ...........................................................           12,286              748,469
Koninklijke Ahold N.V.
  (Supermarkets)* ......................................................            6,000              221,548
Koninklijke Ahrend Groep N.V.
  (Consumer Goods and Services)*                                                    7,407              169,067
                                                                                                   -----------
                                                                                                   $ 3,702,665
                                                                                                   -----------
Norway -- 1.1%
Storebrand ASA (Insurance) .............................................           49,400          $   373,888
                                                                                                   -----------
Portugal -- 2.4%
Banco Pinto & Sotto Mayor S.A.
  (Banks and Credit Cos.) ..............................................           36,924          $   699,006
Telecel -- Comunicacaoes Pessoais
  S.A. (Telecommunications) ............................................              800              163,284
                                                                                                   -----------
                                                                                                   $   862,290
                                                                                                   -----------
Singapore -- 0.6%
Natsteel Electronics Ltd.
  (Electronics) ........................................................           85,000          $   216,429
                                                                                                   -----------
Spain -- 1.2%
Repsol S.A. (Oils) .....................................................            8,300          $   442,752
                                                                                                   -----------

14-IGS

Portfolio of Investments -- December 31, 1998

Massachusetts Investors Growth Stock Series
Stocks -- continued Stocks -- 81.8%

Issuer                                                                       Shares          Value
Sweden -- 6.2%
Astra AB (Pharmaceuticals) ...............................................    32,700      $   664,470
Saab AB, "B" (Aerospace)* ................................................   102,200        1,069,828
Volvo AB (Automotive) ....................................................    20,100          460,419
                                                                                          -----------
                                                                                          $ 2,194,717
                                                                                          -----------
Switzerland -- 3.2%
Amoco Corp. (Oils) .......................................................     4,700      $   277,300
Barry Callebaut AG (Food and
  Beverage Products) .....................................................     2,350          533,819
Novartis AG (Medical and
  Health Products) .......................................................       174          342,046
                                                                                          -----------
                                                                                          $ 1,153,165
                                                                                          -----------
United Kingdom -- 14.9%
Avis Europe PLC (Auto Rental)## ..........................................   109,000      $   453,858
British Aerospace PLC (Aerospace
  and Defense)* ..........................................................   202,717        1,725,154
British Petroleum PLC (Oils) .............................................    31,740          471,775
Kwik-Fit Holdings PLC (Automotive
  Repair Centers) ........................................................    25,900          207,308
Lloyds TSB Group PLC (Banks and
  Credit Cos.) ...........................................................    18,516          263,238
LucasVarity PLC (Automotive) .............................................   154,300          514,498
Next PLC (Stores) ........................................................   106,900          874,269
Taylor Nelson Sofres PLC
  (Market Research) ......................................................    35,200           44,671
Tomkins PLC (Conglomerate)* ..............................................    97,000          460,212
Zeneca Group PLC (Medical and
  Health Products) .......................................................     6,700          291,426
                                                                                          -----------
                                                                                          $ 5,306,409
                                                                                          -----------
  Total Foreign Stocks ..............................................................     $32,164,752
                                                                                          -----------
U.S. Stocks -- 3.0%
Business Services -- 3.0%
Galileo International, Inc. ..............................................    25,700      $ 1,117,950
                                                                                          -----------
  Total Stocks
    (Identified Cost, $29,754,454) ..................................................     $33,282,702
                                                                                          -----------
Short-Term Obligation -- 5.9%
                                                                       Principal Amount
                                                                         (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 1/04/99,
  at Amortized Cost ......................................................   $ 2,110      $ 2,109,209
                                                                                          -----------
  Total Investments
    (Identified Cost, $31,863,663) ..................................................     $35,391,911
                                                                                          -----------
Other Assets,
  Less Liabilities -- 0.8%                                                                    289,308
                                                                                          -----------
  Net Assets -- 100.0%                                                                    $35,681,219
                                                                                          -----------

           See portfolio footnotes and notes to financial statements

Issuer                                                                     Shares        Value
U.S. Stocks -- 78.7%
Advertising -- 0.1%
Young & Rubicam, Inc.* .................................................    2,681     $   86,797
                                                                                      ----------
Aerospace -- 3.2%
Gulfstream Aerospace Corp.* ............................................   20,874     $1,111,541
United Technologies Corp. ..............................................   13,976      1,519,890
                                                                                      ----------
                                                                                      $2,631,431
                                                                                      ----------
Banks and Credit Companies -- 1.8%
Bankers Trust Corp. ....................................................    2,448     $  209,151
Fleet Financial Group, Inc. ............................................    2,741        122,488
Mellon Bank Corp. ......................................................    1,702        117,012
State Street Corp. .....................................................    4,657        323,953
US Bancorp .............................................................    3,400        120,700
Wells Fargo Co.* .......................................................   13,829        552,296
                                                                                      ----------
                                                                                      $1,445,600
                                                                                      ----------
Broadcasting
Infinity Broadcasting Corp.* ...........................................    1,524     $   41,720
                                                                                      ----------
Business Machines -- 2.0%
Affiliated Computer Services,
  Inc., "A"* ...........................................................   17,276     $  777,420
International Business Machines Corp. ..................................      700        129,325
Sun Microsystems, Inc.* ................................................    8,695        744,509
                                                                                      ----------
                                                                                      $1,651,254
                                                                                      ----------
Business Services -- 1.6%
Ceridian Corp.* ........................................................    3,370     $  235,268
Computer Sciences Corp. ................................................    2,980        192,024
DST Systems, Inc.* .....................................................    8,188        467,228
Fiserv, Inc.* ..........................................................    2,784        143,202
Galileo International, Inc. ............................................    2,875        125,063
Modis Professional Services, Inc.* .....................................    5,496         79,692
                                                                                      ----------
                                                                                      $1,242,477
                                                                                      ----------
Computer Software -- Personal
  Computers -- 5.2%
Microsoft Corp.* .......................................................   30,423     $4,219,290
                                                                                      ----------
Computer Software -- Services -- 0.2%
EMC Corp.* .............................................................    2,255     $  191,675
                                                                                      ----------
Computer Software -- Systems -- 10.7%
BMC Software, Inc.* ....................................................   38,358     $1,709,328
Cadence Design Systems, Inc.* ..........................................   29,764        885,479
Computer Associates
  International, Inc. ..................................................   42,107      1,794,811
Compuware Corp.* .......................................................    9,873        771,328
Network Associates, Inc.* ..............................................    4,681        310,116
Oracle Corp.* ..........................................................   70,696      3,048,765
SunGard Data Systems, Inc.* ............................................    3,802        150,892
                                                                                      ----------
                                                                                      $8,670,719
                                                                                      ----------
Consumer Goods and Services -- 5.2%
Clorox Co. .............................................................    2,370     $  276,846
Dial Corp. .............................................................    5,402        155,983
Service Corp. International ............................................    3,127        119,021
Tyco International Ltd. ................................................   49,050      3,700,209
                                                                                      ----------
                                                                                      $4,252,059
                                                                                      ----------
Electrical Equipment -- 0.3%
Emerson Electric Co. ...................................................    4,789     $  289,735
                                                                                      ----------
Electronics -- 2.2%
Altera Corp.* ..........................................................    1,139     $   69,337
AMP, Inc. ..............................................................    8,151        424,361
Intel Corp. ............................................................   10,685      1,266,840
                                                                                      ----------
                                                                                      $1,760,538
                                                                                      ----------

                                                                          15-MIS

Issuer                                                                            Shares              Value
U.S. Stocks  -- continued
Entertainment -- 6.6%
CBS Corp. ..............................................................           38,157          $ 1,249,642
Chancellor Media Corp.* ................................................              725               34,709
Citadel Communications Corp.* ..........................................            4,576              118,404
Clear Channel
  Communications, Inc.* ................................................            2,760              150,420
Cox Radio, Inc., "A"* ..................................................              932               39,377
Disney (Walt) Co. ......................................................              281                8,430
Fox Entertainment Group, Inc.* .........................................            2,056               51,785
Gemstar International Group Ltd.* ......................................            1,145               65,551
Harrah's Entertainment, Inc.* ..........................................           31,959              501,357
Jacor Communications, Inc.* ............................................           18,369            1,182,504
MediaOne Group, Inc.* ..................................................            6,968              327,496
Mirage Resorts, Inc.* ..................................................           32,501              485,484
Time Warner, Inc. ......................................................           12,940              803,089
Univision Communications, Inc., "A"* ...................................            8,377              303,143
Young Broadcasting, Inc., "A"* .........................................              567               23,743
                                                                                                   -----------
                                                                                                   $ 5,345,134
                                                                                                   -----------
Financial Institutions -- 9.4%
American Express Co. ...................................................            4,243          $   433,847
Associates First Capital Corp., "A" ....................................           76,964            3,261,350
CIT Group, Inc., "A" ...................................................            3,006               95,628
Federal Home Loan Mortgage Corp. .......................................            8,185              527,421
Federal National Mortgage Assn. ........................................           16,365            1,211,010
Federated Investors, Inc., "A" .........................................            4,434               80,366
Franklin Resources, Inc. ...............................................           16,306              521,792
Heller Financial, Inc., "A" ............................................            1,551               45,561
Merrill Lynch & Co., Inc. ..............................................              895               59,741
Morgan Stanley Dean Witter & Co. .......................................           19,907            1,413,397
                                                                                                   -----------
                                                                                                   $ 7,650,113
                                                                                                   -----------
Food and Beverage Products -- 0.3%
Anheuser Busch Cos., Inc. ..............................................            2,711          $   177,909
Hershey Foods Corp. ....................................................            1,620              100,744
                                                                                                   -----------
                                                                                                   $   278,653
                                                                                                   -----------
Insurance -- 1.1%
Allstate Corp. .........................................................           12,666          $   489,224
American International Group, Inc. .....................................            1,204              116,337
Lincoln National Corp. .................................................            3,386              277,017
                                                                                                   -----------
                                                                                                   $   882,578
                                                                                                   -----------
Manufacturing -- 0.2%
Illinois Tool Works, Inc. ..............................................            2,242          $   130,036
                                                                                                   -----------
Medical and Health Products -- 3.4%
Abbott Laboratories, Inc. ..............................................            4,170          $   204,330
American Home Products Corp. ...........................................            3,034              170,852
Bristol-Myers Squibb Co. ...............................................            4,055              542,610
McKesson Corp. .........................................................            2,521              199,317
Pfizer, Inc. ...........................................................            4,332              543,395
Schering Plough Corp. ..................................................           18,386            1,015,826
Warner-Lambert Co. .....................................................              822               61,804
                                                                                                   -----------
                                                                                                   $ 2,738,134
                                                                                                   -----------
Medical and Health Technology
  and Services -- 2.3%
Guidant Corp. ..........................................................              718          $    79,159
HBO & Co. ..............................................................            7,678              220,263
Health Management Associates, Inc., "A"* ...............................            4,016               86,846
HealthSouth Corp.* .....................................................           52,131              804,772
Lincare Holdings, Inc.* ................................................            1,212               49,162
United Healthcare Corp. ................................................           15,279              657,952
                                                                                                   -----------
                                                                                                   $ 1,898,154
                                                                                                   -----------

Issuer                                                                            Shares             Value
U.S. Stocks -- continued
Oils -- 0.7%
Conoco, Inc., "A"* .....................................................            5,765          $   120,344
Exxon Corp. ............................................................            4,607              336,887
Mobil Corp. ............................................................            1,384              120,581
                                                                                                   -----------
                                                                                                   $   577,812
                                                                                                   -----------
Printing and Publishing -- 0.9%
Gannett Co., Inc. ......................................................            8,299          $   535,286
Pulitzer Publishing Co. ................................................            1,338              115,904
Tribune Co. ............................................................              843               55,638
                                                                                                   -----------
                                                                                                   $   706,828
                                                                                                   -----------
Restaurants and Lodging -- 3.0%
Cendant Corp.* .........................................................           22,249          $   424,122
Hilton Hotels Corp. ....................................................            8,506              162,677
Marriott International, Inc., "A" ......................................            5,978              173,362
McDonalds Corp. ........................................................            3,035              232,557
Promus Hotel Corp.* ....................................................           44,192            1,430,716
                                                                                                   -----------
                                                                                                   $ 2,423,434
                                                                                                   -----------
Stores -- 10.3%
CVS Corp. ..............................................................           46,283          $ 2,545,565
Home Depot, Inc. .......................................................           10,978              671,716
Office Depot, Inc.* ....................................................           28,774            1,062,840
Rite Aid Corp. .........................................................           44,852            2,222,977
TJX Cos., Inc. .........................................................            4,673              135,517
Wal-Mart Stores, Inc. ..................................................           21,255            1,730,954
                                                                                                   -----------
                                                                                                   $ 8,369,569
                                                                                                   -----------
Supermarkets -- 1.6%
Kroger Co.* ............................................................              574          $    34,727
Meyer (Fred), Inc.* ....................................................           20,552            1,238,258
                                                                                                   -----------
                                                                                                   $ 1,272,985
                                                                                                   -----------
Telecommunications -- 6.4%
3Com Corp.* ............................................................           15,325          $   686,752
AirTouch Communications, Inc.* .........................................            1,625              117,203
Alltel Corp. ...........................................................            2,187              130,810
Amdocs Ltd.* ...........................................................            3,010               51,546
Century Telephone Enterprises, Inc.                                                 2,987              201,622
Cisco Systems, Inc.* ...................................................           10,795            1,001,865
Lucent Technologies, Inc. ..............................................            8,912              980,320
MCI WorldCom, Inc.* ....................................................           22,611            1,622,339
Qwest Communications
  International, Inc.* .................................................            1,446               72,300
Tellabs, Inc.* .........................................................            4,591              314,770
Uniphase Corp. .........................................................              562               38,989
                                                                                                   -----------
                                                                                                   $ 5,218,516
                                                                                                   -----------
  Total U.S. Stocks .....................................................................          $63,975,241
                                                                                                   -----------
Foreign Stocks -- 3.1%
France -- 0.1%
Alcatel Alsthom Compagnie
  (Telecommunications) .................................................              819          $   100,133
                                                                                                   -----------
Netherlands
ING Groep N.V. (Financial
  Services)* ...........................................................               91          $     5,544
                                                                                                   -----------
Switzerland -- 1.9%
Amoco Corp. (Oils) .....................................................           20,600          $ 1,215,400
Julius Baer Holdings (Banks and
  Credit Cos.) .........................................................               65              216,036
Nestle S.A. (Food and
  Beverage Products) ...................................................               48              104,492
                                                                                                   -----------
                                                                                                   $ 1,535,928
                                                                                                   -----------

16-MIS

Issuer                                  Shares        Value
Foreign Stocks  -- continued
United Kingdom -- 1.1%
British Petroleum PLC, ADR (Oils) ..    7,044     $   669,180
Glaxo Wellcome PLC, ADR
  (Medical and Health Products) ....      628          43,646
Reuters Group PLC, ADR
  (Business Services) ..............    1,558          98,738
Sema Group PLC
  (Computer Software -- Systems) ...    6,946          68,330
                                                  -----------
                                                  $   879,894
                                                  -----------
  Total Foreign Stocks ......................     $ 2,521,499
                                                  -----------
  Total Stocks
    (Identified Cost, $57,152,708) ..........     $66,496,740
                                                  -----------
Convertible Preferred Stocks -- 0.7%
Agriculture -- 0.1%
Monsanto Co., 6.50%* ...............    1,519     $    74,431
                                                  -----------
Entertainment -- 0.2%
MediaOne Group, Inc., 6.25% ........    2,457     $   163,390
                                                  -----------
Insurance -- 0.1%
Lincoln National Corp. 1.85% .......    5,265     $   102,668
                                                  -----------
Utilities -- Electric -- 0.3%
Houston Industries, Inc., 7.00% ....    1,889     $   200,942
                                                  -----------
  Total Convertible Preferred Stocks
    (Identified Cost, $458,909) .............     $   541,431
                                                  -----------
Short-Term Obligation -- 12.0%
Federal Home Loan Mortgage
  Corp., due 1/04/99,
  at Amortized Cost ................   $9,720     $ 9,716,355
                                                  -----------
  Total Investments
    (Identified Cost, $67,327,972) ..........     $76,754,526
                                                  -----------
Other Assets,
  Less Liabilities -- 5.5%                          4,482,726
                                                  -----------
  Net Assets -- 100.0%                            $81,237,252
                                                  -----------

           See portfolio footnotes and notes to financial statements


Portfolio of Investments -- December 31, 1998
New Discovery Series
Stocks -- 96.1%

Issuer                                                                      Shares       Value
U.S. Stocks -- 93.6%
Advertising -- 2.7%
Pharmaceutical Marketing
  Service, Inc.* .......................................................   13,408     $   192,740
Snyder Communications, Inc.* ...........................................    1,275          43,031
TMP Worldwide, Inc.* ...................................................    2,994         125,748
                                                                                      -----------
                                                                                      $   361,519
                                                                                      -----------
Airlines -- 1.5%
Atlas Air, Inc.* .......................................................    2,984     $   146,030
Skywest, Inc. ..........................................................    1,660          54,261
                                                                                      -----------
                                                                                      $   200,291
                                                                                      -----------
Biotechnology -- 2.1%
IDEXX Laboratories, Inc.* ..............................................   10,278     $   276,542
                                                                                      -----------
Building -- 0.3%
Eagle Hardware & Garden, Inc.* .........................................    1,075     $    34,938
                                                                                      -----------
Business Machines -- 2.5%
Affiliated Computer Services, Inc., "A"* ...............................    7,331     $   329,895
                                                                                      -----------
Business Services -- 19.1%
Billing Concepts Corp.* ................................................    5,068     $    55,748
BISYS Group, Inc.* .....................................................    4,631         239,075
Bright Horizons Family Solutions, Inc.* ................................    1,364          36,828
Catalina Marketing Corp.* ..............................................    1,791         122,460
Ceridian Corp.* ........................................................    1,450         101,228
Data Broadcasting Corp.* ...............................................    2,739          48,960
Dendrite International, Inc.* ..........................................    3,054          76,255
DST Systems, Inc.* .....................................................    5,942         339,065
Envoy Corp.* ...........................................................    3,244         188,963
Fiserv, Inc.* ..........................................................    1,671          85,952
Galileo International, Inc. ............................................    2,517         109,489
Global Directmail Corp.* ...............................................    3,995          93,383
IMRglobal Corp.* .......................................................      120           3,533
Interim Services, Inc.* ................................................    6,998         163,578
International Network Services* ........................................      512          34,048
Learning Tree International, Inc.* .....................................    7,632          69,165
Memberworks, Inc.* .....................................................    1,157          34,132
Meta Group, Inc.* ......................................................    3,464         103,054
Modis Professional Services, Inc.* .....................................    5,610          81,345
NOVA Corp.* ............................................................    5,879         203,928
Paymentech, Inc.* ......................................................    3,030          56,055
Personnel Group of America, Inc.* ......................................    2,328          40,740
Professional Detailing, Inc.* ..........................................    1,201          33,928
Renaissance Worldwide, Inc.* ...........................................    8,868          54,316
Technology Solutions Co.* ..............................................   16,000         171,500
                                                                                      -----------
                                                                                      $ 2,546,728
                                                                                      -----------
Computer Software -- Personal Computers
Orcad, Inc.* ...........................................................      215     $     1,828
                                                                                      -----------
Computer Software -- Services -- 0.2%
Hyperion Solutions Corp.* ..............................................    1,530     $    27,540
                                                                                      -----------
Computer Software -- Systems -- 11.6%
Acxiom Corp.* ..........................................................    3,493     $   108,283
Aspen Technology, Inc.* ................................................    4,486          65,047
Black Box Corp.* .......................................................    1,651          62,532
Cadence Design Systems, Inc.* ..........................................    4,739         140,985
Cambridge Technology
  Partners, Inc.* ......................................................    4,788         105,934
Checkfree Holdings Corp.* ..............................................    1,688          39,457
Compuware Corp.* .......................................................      206          16,094
Edify Corp.* ...........................................................      400           3,325
Fair, Isaac & Co., Inc. ................................................      721          33,301
Harbinger Corp.* .......................................................    5,395          43,160

                                                                          17-NDS

Issuer                                                                            Shares             Value
U.S. Stocks  -- continued
Computer Software -- Systems  -- continued
JDA Software Group, Inc.* ..............................................            4,390          $    42,528
Peerless Systems Corp.* ................................................              651                5,534
RWD Technologies, Inc.* ................................................              534               11,548
SCB Computer Technology , Inc.* ........................................            2,413               23,828
Security Dynamics
  Technologies, Inc.* ..................................................            4,748              109,204
Sterling Software, Inc.* ...............................................            4,912              132,931
Summit Design, Inc.* ...................................................            3,736               34,792
SunGard Data Systems, Inc.* ............................................            3,512              139,382
Synopsys, Inc.* ........................................................            3,908              212,009
Transaction System Architects, Inc., "A"* ..............................            3,429              171,450
Vantive Corp.* .........................................................            4,363               34,904
                                                                                                   -----------
                                                                                                   $ 1,536,228
                                                                                                   -----------
Construction Services
Martin Marietta Materials, Inc. ........................................                8          $       498
                                                                                                   -----------
Consumer Goods and Services -- 1.6%
Alternative Resources Corp.* ...........................................            4,059          $    43,127
InfoUSA, Inc., "A"* ....................................................            9,265               45,167
InfoUSA, Inc., "B"* ....................................................            4,683               24,586
LoJack Corp.* ..........................................................            3,613               42,904
Sportsline USA, Inc.* ..................................................            3,664               57,021
                                                                                                   -----------
                                                                                                   $   212,805
                                                                                                   -----------
Electrical Equipment -- 0.9%
AFC Cable Systems, Inc.* ...............................................            1,497          $    50,337
Barnett, Inc.* .........................................................            2,466               33,907
Belden, Inc. ...........................................................            1,518               32,163
                                                                                                   -----------
                                                                                                   $   116,407
                                                                                                   -----------
Electronics -- 6.7%
Actel Corp.* ...........................................................            1,250          $    25,000
Analog Devices, Inc.* ..................................................            4,076              127,884
Burr-Brown Corp.* ......................................................            5,381              126,117
Cable Design Technologies Corp.* .......................................            4,623               85,526
DuPont Photomasks, Inc.* ...............................................            1,047               44,432
Kulicke & Soffa Industries, Inc.* ......................................            2,058               36,530
Lattice Semiconductor Corp.* ...........................................            3,295              151,261
Microchip Technology, Inc.* ............................................              950               35,150
Photronics, Inc.* ......................................................            3,866               92,663
PMC-Sierra, Inc.* ......................................................            1,554               98,096
SIPEX Corp.* ...........................................................            1,928               67,721
                                                                                                   -----------
                                                                                                   $   890,380
                                                                                                   -----------
Entertainment -- 4.2%
Citadel Communications Corp.* ..........................................              867          $    22,434
Cox Radio, Inc., "A"* ..................................................              289               12,210
Gemstar International Group Ltd.* ......................................            4,922              281,784
Harrah's Entertainment, Inc.* ..........................................            2,607               40,897
Heftel Broadcasting Corp., "A"* ........................................            1,317               64,862
Jacor Communications, Inc.* ............................................            2,092              134,673
                                                                                                   -----------
                                                                                                   $   556,860
                                                                                                   -----------
Financial Institutions -- 1.2%
Conning Corp. ..........................................................            1,376          $    28,552
Student Loan Corp. .....................................................              726               32,579
Waddell & Reed Financial, Inc., "A"                                                 3,912               92,666
                                                                                                   -----------
                                                                                                   $   153,797
                                                                                                   -----------
Food and Beverage Products -- 0.4%
Earthgrains Co. ........................................................               52          $     1,609
Mondavi (Robert) Corp.* ................................................            1,243               50,807
                                                                                                   -----------
                                                                                                   $    52,416
                                                                                                   -----------

Issuer                                                                            Shares              Value
U.S. Stocks  -- continued
Insurance -- 0.8%
Annuity & Life Re Holdings Ltd. ........................................            1,531          $    41,146
Executive Risk, Inc. ...................................................              794               43,620
MONY Group, Inc.* ......................................................              516               16,157
                                                                                                   -----------
                                                                                                   $   100,923
                                                                                                   -----------
Medical and Health Products -- 2.0%
AmeriSource Health Corp.,"A"* ..........................................              496          $    32,240
Haemonetics Corp.* .....................................................            4,603              104,718
PSS World Medical, Inc.* ...............................................            5,895              135,585
                                                                                                   -----------
                                                                                                   $   272,543
                                                                                                   -----------
Medical and Health Technology
  and Services -- 10.6%
ABR Information Services, Inc.* ........................................            2,955          $    57,992
Concentra Managed Care, Inc.* ..........................................            9,204               98,368
Cytyc Corp.* ...........................................................            2,049               52,762
Hologic, Inc.* .........................................................            4,187               50,767
IDX Systems Corp.* .....................................................            2,616              115,104
Impath, Inc.* ..........................................................            5,161              136,767
Mid Atlantic Medical Services, Inc.*                                                5,280               51,810
NCS Healthcare, Inc., "A"* .............................................            3,352               79,610
Orthodontic Centers of
  America, Inc.* .......................................................            2,593               50,401
Parexel International Corp.* ...........................................            4,005              100,125
Quorum Health Group, Inc.* .............................................            4,617               59,732
Schein (Henry), Inc.* ..................................................            1,656               74,106
Steris Corp.* ..........................................................            2,694               76,611
Superior Consultant Holdings Corp.*                                                 1,038               45,153
Total Renal Care Holdings, Inc.* .......................................            6,371              188,343
Ventana Med Systems, Inc.* .............................................            3,962               85,678
Virgin Islands Technologies, Inc.* .....................................            8,315               86,268
                                                                                                   -----------
                                                                                                   $ 1,409,597
                                                                                                   -----------
Oil Services -- 1.4%
Dril-Quip, Inc.* .......................................................              898          $    15,940
Global Industries, Inc.* ...............................................           12,546               76,844
Input/Output, Inc.* ....................................................            7,678               56,145
National Oilwell, Inc.* ................................................            1,701               19,030
Weatherford International, Inc.* .......................................            1,221               23,657
                                                                                                   -----------
                                                                                                   $   191,616
                                                                                                   -----------
Oils -- 0.3%
Newfield Exploration Co.* ..............................................            2,181          $    45,528
                                                                                                   -----------
Pharmaceuticals -- 0.5%
Sepracor, Inc.* ........................................................              765          $    67,416
                                                                                                   -----------
Pollution Control -- 0.6%
Superior Services, Inc.* ...............................................            3,711          $    74,452
                                                                                                   -----------
Printing and Publishing -- 2.1%
Applied Graphics
  Technologies, Inc.* ..................................................            1,180          $    19,470
CMP Media, Inc., "A"* ..................................................            3,117               56,885
Scholastic Corp.* ......................................................            3,740              200,558
                                                                                                   -----------
                                                                                                   $   276,913
                                                                                                   -----------
Real Estate Investment Trusts -- 0.5%
Kilroy Realty Corp. ....................................................            1,158          $    26,634
MeriStar Hospitality Corp. .............................................            2,184               40,541
                                                                                                   -----------
                                                                                                   $    67,175
                                                                                                   -----------
Restaurants and Lodging -- 2.3%
Buffets, Inc.* .........................................................            7,348          $    87,717
Four Seasons Hotels, Inc. ..............................................            1,782               52,123
Landry's Seafood
  Restaurants, Inc.* ...................................................            4,956               37,170
Mortons Restaurant Group, Inc.* ........................................            1,902               35,900

18-NDS

Issuer                                                                            Shares              Value
U.S. Stocks  -- continued
Restaurants and Lodging -- continued
Papa John's International, Inc.* .......................................              820           $    36,183
Sonic Corp.* ...........................................................            2,365                58,829
                                                                                                    -----------
                                                                                                    $   307,922
                                                                                                    -----------
Special Products and Services -- 2.6%
Caliber Learning Network, Inc.* ........................................            4,408           $    18,734
Edutrek International, Inc., "A"* ......................................            3,144                18,078
Equity Corp. International* ............................................            2,295                60,961
Gartner Group, Inc.* ...................................................            2,156                45,815
M/A/R/C, Inc. ..........................................................              834                 8,861
Newport News Shipbuilding, Inc. ........................................            3,583               119,807
Sylvan Learning Systems, Inc.* .........................................            1,019                31,079
Watsco, Inc. ...........................................................            2,449                41,021
                                                                                                    -----------
                                                                                                    $   344,356
                                                                                                    -----------
Stores -- 7.0%
AnnTaylor Stores Corp.* ................................................            1,860           $    73,354
BJ's Wholesale Club, Inc.* .............................................            1,648                76,323
Copart, Inc.* ..........................................................            3,701               119,820
CSK Auto Corp.* ........................................................            3,640                97,142
Duane Reade, Inc.* .....................................................              550                21,175
Elder-Beerman Stores Corp.* ............................................            5,787                66,912
Gymboree Corp.* ........................................................            6,668                42,508
Micro Warehouse, Inc.* .................................................            2,194                74,185
Office Depot, Inc.* ....................................................            1,653                61,058
Petco Animal Supplies, Inc.* ...........................................            8,468                85,209
Pier 1 Imports, Inc. ...................................................            5,050                48,922
Regis Corp. ............................................................            3,207               128,280
Stage Stores, Inc.* ....................................................            3,654                34,256
                                                                                                    -----------
                                                                                                    $   929,144
                                                                                                    -----------
Telecommunications -- 7.1%
Adelphia Communications Corp.* .........................................            1,120           $    51,240
Advanced Fibre Communications* .........................................            2,394                26,184
American Tower Corp., "A"* .............................................            2,926                86,500
Aspect Telecommunications Corp.* .......................................           14,944               257,784
Hyperion Telecommunications,
  Inc., "A"* ...........................................................            1,005                15,201
Intermedia Communications, Inc.* .......................................            8,308               143,313
International Telecommunication
  Data Systems, Inc.* ..................................................            5,280                77,880
IXC Communications, Inc.* ..............................................            1,798                60,458
Lightbridge, Inc.* .....................................................            6,426                35,343
Natural Microsystems Corp.* ............................................            1,319                 9,604
Nextlink Communications, Inc., "A"*                                                 2,380                67,532
Proxim, Inc.* ..........................................................              229                 6,111
Transaction Network Services, Inc.*                                                 4,246                85,185
VDI Media* .............................................................            2,137                20,302
                                                                                                    -----------
                                                                                                    $   942,637
                                                                                                    -----------
Transportation -- 0.8%
Carey International, Inc.* .............................................            2,034           $    35,595
Coach USA, Inc.* .......................................................            1,985                68,855
                                                                                                    -----------
                                                                                                    $   104,450
                                                                                                    -----------
  Total U.S. Stocks .....................................................................           $12,433,344
                                                                                                    -----------
Foreign Stocks -- 2.5%
Netherlands -- 0.1%
Brunel International N.V.
  (Human Resources)* ...................................................              910           $    18,398
                                                                                                    -----------

Issuer                                                                            Shares               Value
Foreign Stocks -- continued
United Kingdom -- 2.4%
CBT Group PLC, ADR
  (Computer Software -- Personal
  Computers)* ..........................................................           14,569           $   216,714
Saville Systems PLC, ADR
  (Computer Software -- Systems)*                                                   4,971                94,449
                                                                                                    -----------
                                                                                                    $   311,163
                                                                                                    -----------
  Total Foreign Stocks ..................................................................           $   329,561
                                                                                                    -----------
  Total Stocks
    (Identified Cost, $11,264,711) ......................................................           $12,762,905
                                                                                                    -----------
Convertible Preferred Stock -- 0.1%
Medical and Health Technology
  and Services -- 0.1%
Concentra Managed Care, Inc.,
  4.50% (Identified Cost, $15,031) .....................................           24,000           $    18,300
                                                                                                    -----------
Short-Term Obligation -- 6.4%
Federal Home Loan Mortgage
  Corp., due 1/04/99,
  at Amortized Cost ....................................................          $   850           $   849,681
                                                                                                    -----------
  Total Investments
    (Identified Cost, $12,129,423) ......................................................           $13,630,886
                                                                                                    -----------
Other Assets,
  Less Liabilities -- (2.6)%
                                                                                                       (350,943)
                                                                                                    -----------
  Net Assets -- 100.0%
                                                                                                    $13,279,943
                                                                                                    -----------

           See portfolio footnotes and notes to financial statements


                                                                          19-NDS

Portfolio of Investments -- December 31, 1998
Research Growth and Income Series
Stocks -- 95.7%

Issuer                                                                            Shares               Value
U.S. Stocks -- 89.2%
Aerospace -- 2.8%
Lockheed-Martin Corp. ..................................................            2,930          $   248,317
United Technologies Corp. ..............................................            7,665              833,569
                                                                                                   -----------
                                                                                                   $ 1,081,886
                                                                                                   -----------
Banks and Credit Companies -- 2.7%
Bank of New York, Inc. .................................................            9,300          $   374,325
Chase Manhattan Corp. ..................................................            5,160              351,203
National City Corp. ....................................................            4,500              326,250
                                                                                                   -----------
                                                                                                   $ 1,051,778
                                                                                                   -----------
Business Machines -- 2.9%
Sun Microsystems, Inc.* ................................................            4,310          $   369,044
Xerox Corp. ............................................................            6,600              778,800
                                                                                                   -----------
                                                                                                   $ 1,147,844
                                                                                                   -----------
Chemicals -- 0.7%
E. I. du Pont de Nemours & Co. .........................................            5,200          $   275,925
                                                                                                   -----------
Computer Software --
  Personal Computers -- 4.7%
Microsoft Corp.* .......................................................           13,290          $ 1,843,157
                                                                                                   -----------
Computer Software -- Systems -- 0.6%
Computer Associates International, Inc.                                             2,000          $    85,250
Oracle Corp.* ..........................................................            3,640              156,975
                                                                                                   -----------
                                                                                                   $   242,225
                                                                                                   -----------
Consumer Goods and Services -- 11.1%
Black & Decker Corp. ...................................................            3,700          $   207,431
Clorox Co. .............................................................            2,725              318,314
Colgate-Palmolive Co. ..................................................            4,250              394,719
Dial Corp. .............................................................            8,700              251,213
Gillette Co. ...........................................................            8,000              386,500
Newell Co. .............................................................            7,300              301,125
Philip Morris Cos., Inc. ...............................................           15,600              834,600
Procter & Gamble Co. ...................................................            5,840              533,265
Tyco International Ltd. ................................................           14,600            1,101,387
                                                                                                   -----------
                                                                                                   $ 4,328,554
                                                                                                   -----------
Electrical Equipment -- 1.6%
Emerson Electric Co. ...................................................           10,000          $   605,000
                                                                                                   -----------
Electronics -- 1.9%
Intel Corp. ............................................................            6,300          $   746,944
                                                                                                   -----------
Entertainment -- 2.3%
CBS Corp. ..............................................................            5,000          $   163,750
Disney (Walt) Co. ......................................................           16,600              498,000
MediaOne Group, Inc.* ..................................................            5,200              244,400
                                                                                                   -----------
                                                                                                   $   906,150
                                                                                                   -----------
Financial Institutions -- 6.7%
Associates First Capital Corp., "A" ....................................           17,400          $   737,325
CIT Group, Inc., "A" ...................................................            5,970              189,921
Citigroup, Inc. ........................................................            5,200              257,400
Federal Home Loan
  Mortgage Corp. .......................................................            8,600              554,162
Federal National Mortgage Assn. ........................................           10,490              776,260
First Union Corp. ......................................................            1,802              109,584
                                                                                                   -----------
                                                                                                   $ 2,624,652
                                                                                                   -----------
Financial Services -- 0.6%
Alliance Capital Management L P ........................................            8,900          $   229,175
                                                                                                   -----------
Food and Beverage Products -- 3.4%
Anheuser Busch Cos., Inc. ..............................................            4,600              301,875
Archer-Daniels-Midland Co. .............................................           18,785              322,867
Hershey Foods Corp. ....................................................            5,900              366,906
Ralston-Ralston Purina Co. .............................................           10,500              339,938
                                                                                                   -----------
                                                                                                   $ 1,331,586
                                                                                                   -----------

Issuer                                                                            Shares              Value
U.S. Stocks  -- continued
Insurance -- 6.8%
Allstate Corp. .........................................................            3,980          $   153,728
CIGNA Corp. ............................................................            2,915              225,366
Equitable Cos., Inc. ...................................................            7,300              422,487
Hartford Financial Services Group, Inc. ................................            6,430              352,846
Lincoln National Corp. .................................................            5,920              484,330
Nationwide Financial Services, Inc., "A" ...............................            6,450              333,384
Progressive Corp. ......................................................            1,500              254,063
ReliaStar Financial Corp. ..............................................            5,740              264,758
Transamerica Corp. .....................................................            1,500              173,250
                                                                                                   -----------
                                                                                                   $ 2,664,212
                                                                                                   -----------
Manufacturing -- 0.7%
Illinois Tool Works, Inc. ..............................................            5,000          $   290,000
                                                                                                   -----------
Medical and Health Products -- 5.0%
American Home Products Corp. ...........................................           15,700          $   884,106
Bristol-Myers Squibb Co. ...............................................            4,570              611,523
Pfizer, Inc. ...........................................................            3,600              451,575
                                                                                                   -----------
                                                                                                   $ 1,947,204
                                                                                                   -----------
Medical and Health Technology
  and Services -- 4.7%
Cardinal Health, Inc. ..................................................           10,140          $   769,372
Guidant Corp. ..........................................................            5,900              650,475
United Healthcare Corp. ................................................            9,400              404,788
                                                                                                   -----------
                                                                                                   $ 1,824,635
                                                                                                   -----------
Metals and Minerals -- 0.9%
Aluminum Co. of America ................................................            4,820          $   359,391
                                                                                                   -----------
Oils -- 3.0%
Exxon Corp. ............................................................            5,300          $   387,563
Mobil Corp. ............................................................            9,000              784,125
                                                                                                   -----------
                                                                                                   $ 1,171,688
                                                                                                   -----------
Pollution Control -- 0.6%
Browning Ferris Industries, Inc. .......................................            8,350          $   237,453
                                                                                                   -----------
Real Estate Investment Trusts -- 2.1%
Arden Realty, Inc. .....................................................           16,300          $   377,956
Beacon Capital Partners, Inc.*## .......................................            3,800               60,325
Highwoods Properties, Inc. .............................................           14,600              375,950
                                                                                                   -----------
                                                                                                   $   814,231
                                                                                                   -----------
Special Products and Services
Newport News Shipbuilding, Inc. ........................................              300          $    10,031
                                                                                                   -----------
Stores -- 6.0%
CVS Corp. ..............................................................           11,800          $   649,000
Dayton Hudson Corp. ....................................................            7,400              401,450
Lowes Co., Inc. ........................................................            9,180              469,901
Rite Aid Corp. .........................................................           16,660              825,711
                                                                                                   -----------
                                                                                                   $ 2,346,062
                                                                                                   -----------
Supermarkets -- 0.7%
Meyer (Fred), Inc.* ....................................................            4,725          $   284,681
                                                                                                   -----------
Telecommunications -- 11.2%
Alltel Corp. ...........................................................           10,500          $   628,031
Century Telephone Enterprises, Inc.                                                18,765            1,266,638
Cisco Systems, Inc.* ...................................................            8,650              802,828
Lucent Technologies, Inc. ..............................................            4,400              484,000
Sprint Corp. ...........................................................           12,720            1,070,070
Sprint PCS* ............................................................            6,360              147,075
                                                                                                   -----------
                                                                                                   $ 4,398,642
                                                                                                   -----------

20-RGI

Issuer                                          Shares               Value
U.S. Stocks  -- continued
Utilities -- Electric -- 4.2%
CMS Energy Corp. ....................            7,860           $   380,719
DQE, Inc. ...........................            7,500               329,531
GPU, Inc. ...........................            5,100               225,356
Peco Energy Co. .....................            8,200               341,325
Sierra Pacific Resources ............            9,700               368,600
                                                                 -----------
                                                                 $ 1,645,531
                                                                 -----------
Utilities -- Gas -- 1.3%
Columbia Energy Group ...............            4,650           $   268,538
KN Energy, Inc. .....................            6,600               240,075
                                                                 -----------
                                                                 $   508,613
                                                                 -----------
  Total U.S. Stocks ..................................           $34,917,250
                                                                 -----------
Foreign Stocks -- 6.5%
Bermuda -- 1.4%
Ace Ltd. (Insurance) ................            7,100           $   244,506
EXEL Ltd., "A" (Insurance) ..........            4,200               315,000
                                                                 -----------
                                                                 $   559,506
                                                                 -----------
France -- 0.6%
Alcatel, ADR (Telecommunications) ...           10,000           $   244,375
                                                                 -----------
Germany -- 0.5%
Henkel KGaA (Chemicals) .............            2,100           $   187,590
                                                                 -----------
Italy -- 0.6%
San Paolo-Imi S.p.A
  (Banks and Credit Cos.) ...........           13,613           $   240,704
                                                                 -----------
Japan
Sony Corp., ADR (Electronics) .......              200           $    14,350
                                                                 -----------
Netherlands -- 0.6%
ING Groep N.V.
  (Financial Services)* .............            3,612           $   220,045
                                                                 -----------
Sweden -- 0.3%
Volvo AB (Automotive) ...............            5,200           $   119,113
                                                                 -----------
Switzerland -- 2.0%
Amoco Corp. (Oils) ..................           11,500           $   678,500
Nestle S.A.
  (Food and Beverage Products) ......               41                89,254
                                                                 -----------
                                                                 $   767,754
                                                                 -----------
United Kingdom -- 0.5%
British Aerospace PLC
  (Aerospace and Defense)* ..........            4,100           $    34,892
British Petroleum PLC, ADR (Oils) ...            1,813               172,235
Lloyds TSB Group PLC
  (Banks and Credit Cos.) ...........               42                   597
                                                                 -----------
                                                                 $   207,724
                                                                 -----------
  Total Foreign Stocks ....................................      $ 2,561,161
                                                                 -----------
  Total Stocks
    (Identified Cost, $32,676,232) ........................      $37,478,411
                                                                 -----------

Issuer                                          Shares              Value
Convertible Preferred Stocks -- 1.4%
Insurance -- 0.1%
Lincoln National Corp., 7.75% .......            1,600           $    37,700
                                                                 -----------
Utilities -- Electric -- 1.3%
Houston Industries, Inc., 7.00% .....            4,600           $   489,325
                                                                 -----------
  Total Convertible Preferred Stocks
    (Identified Cost, $401,803) ......................           $   527,025
                                                                 -----------
Short-Term Obligation -- 3.1%
                                          Principal Amount
                                            (000 Omitted)
Ford Motor Credit Corp., due 1/04/99,
  at Amortized Cost .................          $ 1,225           $ 1,224,488
                                                                 -----------
  Total Investments
    (Identified Cost, $34,302,523) ...................           $39,229,924
                                                                 -----------
Other Assets,
  Less Liabilities -- (0.2)%
                                                                     (78,144)
                                                                 -----------
  Net Assets -- 100.0%
                                                                 $39,151,780
                                                                 -----------

            See portfolio footnotes and notes to financial statements

                                                                          21-RGI

Portfolio of Investments -- December 31, 1998
Research International Series
Stocks -- 90.0%




Issuer                                                                            Shares              Value
Foreign Stocks -- 86.4%
Argentina -- 0.4%
Telefonica de Argentina, ADR
  (Utilities -- Telephone) .............................................              500          $   13,969
                                                                                                   ----------
Australia -- 1.8%
Cable & Wireless Optus
  (Telecommunications)* ................................................            4,500          $    9,432
QBE Insurance Group Ltd.
  (Insurance)* .........................................................           12,940              53,377
                                                                                                   ----------
                                                                                                   $   62,809
                                                                                                   ----------
Bermuda -- 0.8%
Dairy Farm International Holdings
  Ltd. (Consumer Goods and
  Services) ............................................................           25,000          $   28,750
                                                                                                   ----------
Brazil -- 1.3%
Telecomunicacoes Brasilieras S.A.,
  ADR (Telecommunications) .............................................              207          $   15,046
Telesp Celular Participacoes S.A.
  (Telecommunications)* ................................................              900              15,750
Telesp Participacoes S.A.
  (Telecommunications)* ................................................              700              15,488
                                                                                                   ----------
                                                                                                   $   46,284
                                                                                                   ----------
Canada -- 1.7%
Canadian National Railway Co.
  (Railroads) ..........................................................            1,147          $   59,500
                                                                                                   ----------
Chile -- 0.5%
Embotelladora Andina S.A.
  (Consumer Goods and Services) ........................................            1,351          $   17,563
                                                                                                   ----------
Finland -- 3.0%
Helsingin Puhelin Oyj
  (Telecommunications) .................................................              691          $   41,082
Pohjola Group Insurance Corp.
  (Insurance) ..........................................................              494              26,946
Rapala Normark Corp.
  (Consumer Goods and Services)*                                                    1,200              10,360
Tieto Corp.
  (Computer Software -- Systems) .......................................              629              28,016
                                                                                                   ----------
                                                                                                   $  106,404
                                                                                                   ----------
France -- 7.1%
Alcatel (Telecommunications) ...........................................              233          $   28,487
Sanofi S.A.
  (Medical and Health Products) ........................................              353              58,050
SEITA (Tobacco) ........................................................              524              32,782
Societe Industrielle de Transports
  Automobiles S.A.
  (Hazardous Waste) ....................................................              150              39,280
Television Francaise (Entertainment)                                                  242              43,041
Thomson CSF
  (Aerospace and Defense) ..............................................            1,118              47,961
                                                                                                   ----------
                                                                                                   $  249,601
                                                                                                   ----------
Germany -- 3.1%
Henkel KGaA (Chemicals) ................................................              800          $   71,463
Mannesmann AG (Conglomerate) ...........................................              313              35,841
                                                                                                   ----------
                                                                                                   $  107,304
                                                                                                   ----------
Greece -- 3.0%
Athens Medical Center, GDR
  (Medical and Health Technology
  and Services) ........................................................              945          $   18,536

Issuer                                                                            Shares              Value
Foreign Stocks -- continued
Greece -- continued
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) .................................................            1,554          $   41,325
Panafon S.A. (Telecommunications)*                                                    700              18,740
Stet Hellas Telecommunications S.A.
  (Telecommunications)* ................................................              849              27,486
                                                                                                   ----------
                                                                                                   $  106,087
                                                                                                   ----------
Ireland -- 3.5%
Allied Irish Bank PLC
  (Banks and Credit Cos.) ..............................................            4,294          $   76,362
Anglo Irish Bank PLC
  (Banks and Credit Cos.)* .............................................           16,006              45,670
                                                                                                   ----------
                                                                                                   $  122,032
                                                                                                   ----------
Italy -- 7.7%
Banca Carige S.p.A.
  (Banks and Credit Cos.) ..............................................            1,869          $   18,425
ERG S.p.A. (Oils) ......................................................            7,174              24,805
Industrie Natuzzi S.p.A., ADR
  (Consumer Goods and Services) ........................................              919              22,860
Mediaset S.p.A. (Entertainment) ........................................            4,826              39,160
San Paolo-Imi S.p.A
  (Banks and Credit Cos.) ..............................................            3,858              68,217
Telecom Italia Mobile S.p.A.
  (Telecommunications) .................................................            1,261               9,316
Telecom Italia Mobile S.p.A., Saving
  Shares (Telecommunications) ..........................................            7,285              34,321
Telecom Italia S.p.A.
  (Telecommunications)* ................................................            6,474              55,276
                                                                                                   ----------
                                                                                                   $  272,380
                                                                                                   ----------
Japan -- 16.4%
Aeon Credit Service Co. Ltd.
  (Financial Services) .................................................              600          $   41,263
Bridgestone Corp.
  (Tire and Rubber) ....................................................            1,000              22,615
Canon, Inc., ADR
  (Special Products and Services) ......................................            1,267              27,241
Fujimi, Inc. (Electronics) .............................................              900              31,106
ITO EN Ltd. (Beverages) ................................................              800              41,122
Keyence Corp. (Electronics) ............................................              300              36,766
Kinki Coca-Cola Bottling Co.
  (Beverages) ..........................................................            1,000              13,216
Meitec Corp.
  (Computer Software -- Systems) .......................................            1,200              29,836
Mikuni Coca-Cola Bottling Co.
  (Beverages) ..........................................................            1,000              21,293
Nippon Telephone & Telegraph Co.
  (Utilities -- Telephone) .............................................                4              30,753
NTT Data Corp.
  (Telecommunications) .................................................                6              29,677
Olympus Optical Co.
  (Conglomerate) .......................................................            4,000              45,812
Osaka Sanso Kogyo Ltd.
  (Chemicals) ..........................................................            6,000              11,479
Secom Co. (Consumer Goods
  and Services) ........................................................            1,000              82,525
Takeda Chemical Industries Co.
  (Pharmaceuticals) ....................................................            1,000              38,353
Terumo Corp. (Pharmaceuticals) .........................................            2,000              46,905
Ushio, Inc. (Electronics) ..............................................            3,000              26,212
                                                                                                   ----------
                                                                                                   $  576,174
                                                                                                   ----------

22-RIS

Issuer                                                                            Shares              Value
Foreign Stocks -- continued
Netherlands -- 9.3%
Akzo Nobel N.V. (Chemicals) ............................................              794          $   36,120
Benckiser N.V., "B"
  (Consumer Goods and Services) ........................................            1,247              81,607
Fugro N.V. (Engineering) ...............................................            1,017              23,808
Hunter Douglas N.V., ADR
  (Consumer Goods and Services)*                                                    1,074              35,543
IHC Caland N.V.
  (Marine Equipment) ...................................................              379              15,729
ING Groep N.V.
  (Financial Services)* ................................................              736              44,837
Koninklijke Ahold N.V.
  (Supermarkets)* ......................................................              681              25,146
Koninklijke Ahrend Groep N.V.
  (Consumer Goods and Services)*                                                    1,958              44,692
Van der Moolen Holding N.V.
  (Financial Services)* ................................................              328              21,116
                                                                                                   ----------
                                                                                                   $  328,598
                                                                                                   ----------
Peru -- 0.4%
Telefonica del Peru S.A., ADR
  (Telecommunications) .................................................            1,112          $   14,108
                                                                                                   ----------
Portugal -- 2.5%
Banco Pinto & Sotto Mayor S.A.
  (Banks and Credit Cos.) ..............................................            2,735          $   51,776
BPI -- SGPS, S.A.
  (Banks and Credit Cos.) ..............................................            1,044              35,376
                                                                                                   ----------
                                                                                                   $   87,152
                                                                                                   ----------
Singapore -- 0.6%
Natsteel Electronics Ltd.
  (Electronics) ........................................................            8,000          $   20,370
                                                                                                   ----------
Spain -- 0.9%
Cortefiel S.A. (Retail) ................................................              320          $    8,433
Telefonica de Espana
  (Utilities -- Telephone) .............................................              496              22,055
                                                                                                   ----------
                                                                                                   $   30,488
                                                                                                   ----------
Sweden -- 2.9%
Celsius AB (Aerospace) .................................................            1,711          $   23,179
Saab AB, "B" (Aerospace)* ..............................................            4,694              49,137
Volvo AB (Automotive) ..................................................            1,352              30,969
                                                                                                   ----------
                                                                                                   $  103,285
                                                                                                   ----------
Switzerland -- 4.8%
Barry Callebaut AG
  (Food and Beverage Products) .........................................              116          $   26,350
A. Hiestand Holding AG
  (Food Products) ......................................................               60              15,726
Julius Baer Holdings
  (Banks and Credit Cos.) ..............................................               13              43,207
Kuoni Reisen Holdings AG
  (Transportation) .....................................................                4              15,872
Nestle S.A.
  (Food and Beverage Products) .........................................               17              37,008
UBS AG (Banks and Credit Cos.)* ........................................              101              31,032
                                                                                                   ----------
                                                                                                   $  169,195
                                                                                                   ----------
United Kingdom -- 14.7%
British Aerospace PLC
  (Aerospace and Defense)* .............................................            6,029          $   51,308
British Petroleum PLC (Oils)* ..........................................            4,619              68,656
Capital Radio PLC (Broadcasting) .......................................            2,369              22,990
Glaxo Wellcome PLC
  (Pharmaceuticals) ....................................................            2,069              71,116

Issuer                                                                            Shares              Value
Foreign Stocks -- continued
United Kingdom -- continued
Jarvis Hotels PLC
  (Restaurants and Lodging)+ ...........................................           16,724          $   32,460
Kwik-Fit Holdings PLC
  (Automotive Repair Centers) ..........................................            4,442              35,555
LucasVarity PLC (Automotive) ...........................................           15,366              51,236
Next PLC (Stores) ......................................................            2,770              22,654
Reuters Group PLC
  (Business Services) ..................................................            3,448              36,321
Sema Group PLC
  (Computer Software -- Systems) .......................................            4,880              48,006
Taylor Nelson Sofres PLC
  (Market Research) ....................................................           27,812              35,295
Williams PLC (Conglomerate) ............................................            7,455              42,543
                                                                                                   ----------
                                                                                                   $  518,140
                                                                                                   ----------
  Total Foreign Stocks ..................................................................          $3,040,193
                                                                                                   ----------
U.S. Stocks -- 3.6%
Automotive -- 1.0%
Federal-Mogul Corp. ....................................................              600          $   35,700
                                                                                                   ----------
Electronics -- 1.0%
Amkor Technology, Inc.* ................................................            3,193          $   34,525
                                                                                                   ----------
Telecommunications -- 1.6%
Cellular Communications
  International, Inc.* .................................................              300          $   20,400
Global TeleSystems Group, Inc.* ........................................              623              34,732
                                                                                                   ----------
                                                                                                   $   55,132
                                                                                                   ----------
  Total U.S. Stocks .....................................................................          $  125,357
                                                                                                   ----------
  Total Stocks
    (Identified Cost, $3,021,996) .......................................................          $3,165,550
                                                                                                   ----------
Rights
Telefonica S.A.
  (Telecommunications)*
  (Identified Cost, $433) ..............................................              496          $      440
                                                                                                   ----------
Short-Term Obligation -- 8.8%
                                                                             Principal Amount
                                                                               (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 1/04/99,
  at Amortized Cost ....................................................          $   310          $  309,884
                                                                                                   ----------
  Total Investments
    (Identified Cost, $3,332,313) .......................................................          $3,475,874
                                                                                                   ----------
Other Assets,
  Less Liabilities -- 1.2%                                                                             43,436
                                                                                                   ----------
  Net Assets -- 100.0%
                                                                                                   $3,519,310
                                                                                                   ----------

            See portfolio footnotes and notes to financial statements

Portfolio Footnotes:

* Non-income producing security.
##SEC Rule 144A restriction.
+ Restricted security.

                                                                          23-RIS

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 1998

                                                                                                Capital         Equity
                                                                                             Opportunities      Income
Assets:                                                                                          Series         Series
 Investments --                                                                              -------------    ----------
  Unaffiliated issuers, at cost ..........................................................   $ 156,438,266    $7,896,830
  Unrealized appreciation ................................................................      32,602,240       508,586
                                                                                             -------------    ----------
    Total investments, at value ..........................................................   $ 189,040,506    $8,405,416
 Cash ....................................................................................           9,916         3,479
 Foreign currency, at value (identified cost, $12,750, $107, $124,478 and $65,                      12,595           115
  respectively)
 Receivable for investments sold .........................................................       5,961,094       135,781
 Receivable for Series shares sold .......................................................         306,326       130,578
 Interest and dividends receivable .......................................................         111,626        17,103
 Receivable from investment adviser ......................................................              --        10,922
 Other assets ............................................................................             574            --
                                                                                             -------------    ----------
    Total assets .........................................................................   $ 195,442,637    $8,703,394
                                                                                             =============    ==========
Liabilities:
 Payable for investments purchased .......................................................   $   4,625,054    $  206,137
 Payable for Series shares reacquired ....................................................             853            --
 Net payable for foreign currency exchange contracts subject to master netting agreements           48,947            --
 Payable to affiliate for investment advisory fee ........................................           3,865           169
 Accrued expenses and other liabilities ..................................................          51,546         4,254
                                                                                             -------------    ----------
    Total liabilities ....................................................................   $   4,730,265    $  210,560
                                                                                             -------------    ----------
Net assets ...............................................................................   $ 190,712,372    $8,492,834
                                                                                             =============    ==========
Net assets consist of:
 Paid-in capital .........................................................................   $ 152,234,550    $8,013,887
 Unrealized appreciation on investments and translation of assets and liabilities in            32,555,047       508,572
  foreign currencies
 Accumulated net realized gain (loss) on investments and foreign currency transactions ...       5,479,918       (77,894)
 Accumulated undistributed net investment income .........................................         442,857        48,269
                                                                                             -------------    ----------
     Total ...............................................................................   $ 190,712,372    $8,492,834
                                                                                             =============    ==========
 Shares of beneficial interest outstanding ...............................................      11,229,927       808,548
                                                                                             =============    ==========
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................   $       16.98    $    10.50
                                                                                             =============    ==========

                                                                                                             Massachusetts
                                                                                                               Investors
                                                                                            International       Growth
                                                                                                Growth           Stock
Assets:                                                                                         Series          Series
 Investments --                                                                            --------------- ----------------
  Unaffiliated issuers, at cost ..........................................................  $ 31,863,663     $ 67,327,972
  Unrealized appreciation ................................................................     3,528,248        9,426,554
                                                                                            ------------     ------------
    Total investments, at value ..........................................................  $ 35,391,911     $ 76,754,526
 Cash ....................................................................................        10,948            6,856
 Foreign currency, at value (identified cost, $12,750, $107, $124,478 and $65,                   123,413               67
  respectively)
 Receivable for investments sold .........................................................       321,320        4,694,291
 Receivable for Series shares sold .......................................................        53,065        1,217,149
 Interest and dividends receivable .......................................................        51,795           22,287
 Receivable from investment adviser ......................................................            --               --
 Other assets ............................................................................           154               --
                                                                                            ------------     ------------
    Total assets .........................................................................  $ 35,952,606     $ 82,695,176
                                                                                            ============     ============
Liabilities:
 Payable for investments purchased .......................................................  $    229,187     $  1,435,021
 Payable for Series shares reacquired ....................................................         5,575               --
 Net payable for foreign currency exchange contracts subject to master netting agreements          4,895               --
 Payable to affiliate for investment advisory fee ........................................           947            1,631
 Accrued expenses and other liabilities ..................................................        30,783           21,272
                                                                                            ------------     ------------
    Total liabilities ....................................................................  $    271,387     $  1,457,924
                                                                                            ------------     ------------
Net assets ...............................................................................  $ 35,681,219     $ 81,237,252
                                                                                            ============     ============
Net assets consist of:
 Paid-in capital .........................................................................  $ 36,534,020     $ 69,489,201
 Unrealized appreciation on investments and translation of assets and liabilities in           3,523,695        9,426,557
  foreign currencies
 Accumulated net realized gain (loss) on investments and foreign currency transactions ...    (4,590,465)       2,321,494
 Accumulated undistributed net investment income .........................................       213,969               --
                                                                                            ------------     ------------
     Total ...............................................................................  $ 35,681,219     $ 81,237,252
                                                                                            ============     ============
 Shares of beneficial interest outstanding ...............................................     3,666,903        6,724,723
                                                                                            ============     ============
 Net asset value, offering price and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ....................  $       9.73     $      12.08
                                                                                            ============     ============

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 1998 -- continued

                                                                                                       Research
                                                                                         New          Growth and      Research
                                                                                      Discovery         Income      International
Assets:                                                                                Series           Series         Series
 Investments --                                                                    --------------   -------------- --------------
  Unaffiliated issuers, at cost ..................................................  $12,129,423      $34,302,523     $3,332,313
  Unrealized appreciation ........................................................    1,501,463        4,927,401        143,561
                                                                                    -----------      -----------     ----------
    Total investments, at value ..................................................  $13,630,886      $39,229,924     $3,475,874
 Cash ............................................................................        1,098            3,574          5,482
 Foreign currency, at value (identified cost, $0, $43 and $2,755, respectively) ..           --               43          2,777
 Receivable for investments sold .................................................      146,649            3,775         10,792
 Receivable for Series shares sold ...............................................       14,567          197,591         12,359
 Interest and dividends receivable ...............................................        2,048           39,234          2,151
 Receivable from investment adviser ..............................................       12,813               --         25,206
 Other assets ....................................................................           --               42             --
                                                                                    -----------      -----------     ----------
    Total assets .................................................................  $13,808,061      $39,474,183     $3,534,641
                                                                                    ===========      ===========     ==========
Liabilities:
 Payable for investments purchased ...............................................  $   230,808      $   305,136     $
 Payable for Series shares reacquired ............................................      282,246              819             67
 Payable to affiliate for investment advisory fee ................................          321              797             94
 Accrued expenses and other liabilities ..........................................       14,743           15,651         15,170
                                                                                    -----------      -----------   ------------
    Total liabilities ............................................................  $   528,118      $   322,403     $   15,331
                                                                                    -----------      -----------   ------------
Net assets .......................................................................  $13,279,943      $39,151,780     $3,519,310
                                                                                    ===========      ===========   ============
Net assets consist of:
 Paid-in capital .................................................................  $11,853,405      $34,794,344     $3,487,598
 Unrealized appreciation on investments and translation of assets and
  liabilities in  foreign currencies .............................................    1,501,463        4,927,457        143,577
 Accumulated net realized loss on investments and foreign currency transactions ..      (74,925)        (771,838)      (113,473)
 Accumulated undistributed net investment income .................................           --          201,817          1,608
                                                                                    -----------      -----------   ------------
    Total ........................................................................  $13,279,943      $39,151,780     $3,519,310
                                                                                    ===========      ===========   ============
 Shares of beneficial interest outstanding .......................................    1,250,089        2,923,999        373,636
                                                                                    ===========      ===========   ============
 Net asset value, offering price, and redemption price per share
  (net assets [divided by] shares of beneficial interest outstanding) ............  $     10.62      $     13.39     $     9.42
                                                                                    ===========      ===========   ============

                        See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 1998

                                                                                           Capital         Equity
                                                                                        Opportunities      Income
Net investment income (loss):                                                               Series        Series*
 Income --                                                                             --------------- -------------
  Interest ...........................................................................   $   585,355     $  11,331
  Dividends ..........................................................................     1,118,442        60,236
  Foreign taxes withheld .............................................................       (43,005)         (290)
                                                                                         -----------     ---------
   Total investment income ...........................................................   $ 1,660,792     $  71,277
                                                                                         -----------     ---------
 Expenses --
  Investment advisory fees ...........................................................   $ 1,066,925     $  16,916
  Trustees' fees .....................................................................         6,300         4,500
  Administrative fees ................................................................        16,994           173
  Custodian fees .....................................................................        61,208         4,975
  Printing fees ......................................................................        55,490         1,998
  Auditing fees ......................................................................        17,393         4,000
  Legal fees .........................................................................           754           868
  Miscellaneous ......................................................................         1,036           683
                                                                                         -----------     ---------
   Total expenses ....................................................................   $ 1,226,100     $  34,113
  Waiver of expenses by investment adviser ...........................................            --       (10,922)
  Fees paid indirectly ...............................................................        (7,204)         (637)
                                                                                         -----------     ---------
   Net expenses ......................................................................   $ 1,218,896     $  22,554
                                                                                         -----------     ---------
    Net investment income (loss) .....................................................   $   441,896     $  48,723
                                                                                         -----------     ---------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................   $ 5,948,345     $ (77,894)
  Foreign currency transactions ......................................................         1,141          (454)
                                                                                         -----------     ---------
   Net realized gain (loss) on investments and foreign currency transactions .........   $ 5,949,486     $ (78,348)
                                                                                         -----------     ---------
 Change in unrealized appreciation (depreciation) --
  Investments ........................................................................   $25,542,709     $ 508,586
  Translation of assets and liabilities in foreign currencies ........................       (49,601)          (14)
                                                                                         -----------     ---------
   Net unrealized gain on investments and foreign currency translation ...............   $25,493,108     $ 508,572
                                                                                         -----------     ---------
    Net realized and unrealized gain (loss) on investments and foreign currency ......   $31,442,594     $ 430,224
                                                                                         -----------     ---------
     Increase in net assets from operations ..........................................   $31,884,490     $ 478,947
                                                                                         ===========     =========

*For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.


                                                                                                        Massachusetts
                                                                                        International     Investors
                                                                                            Growth      Growth Stock
Net investment income (loss):                                                               Series         Series*
 Income --                                                                             -------------   --------------
  Interest ...........................................................................  $    116,364    $   104,469
  Dividends ..........................................................................       607,399         86,102
  Foreign taxes withheld .............................................................       (61,476)        (1,508)
                                                                                        ------------    -----------
   Total investment income ...........................................................  $    662,287    $   189,063
                                                                                        ------------    -----------
 Expenses --
  Investment advisory fees ...........................................................  $    298,570    $   148,264
  Trustees' fees .....................................................................         6,300          4,500
  Administrative fees ................................................................         3,765          1,419
  Custodian fees .....................................................................        40,142         10,757
  Printing fees ......................................................................        24,585         11,560
  Auditing fees ......................................................................        28,586         14,200
  Legal fees .........................................................................         1,239            746
  Miscellaneous ......................................................................         1,350            242
                                                                                        ------------    -----------
   Total expenses ....................................................................  $    404,537    $   191,688
  Waiver of expenses by investment adviser ...........................................            --             --
  Fees paid indirectly ...............................................................        (4,667)        (2,339)
                                                                                        ------------    -----------
   Net expenses ......................................................................  $    399,870    $   189,349
                                                                                        ------------    -----------
    Net investment income (loss) .....................................................  $    262,417    $      (286)
                                                                                        ------------    -----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................  $ (3,911,084)   $ 2,321,848
  Foreign currency transactions ......................................................        (8,067)           (68)
                                                                                        ------------    -----------
   Net realized gain (loss) on investments and foreign currency transactions .........  $ (3,919,151)   $ 2,321,780
                                                                                        ------------    -----------
 Change in unrealized appreciation (depreciation) --
  Investments ........................................................................  $  3,772,706    $ 9,426,554
  Translation of assets and liabilities in foreign currencies ........................       (68,638)             3
                                                                                        ------------    -----------
   Net unrealized gain on investments and foreign currency translation ...............  $  3,704,068    $ 9,426,557
                                                                                        ------------    -----------
    Net realized and unrealized gain (loss) on investments and foreign currency ......  $   (215,083)   $11,748,337
                                                                                        ------------    -----------
     Increase in net assets from operations ..........................................  $     47,334    $11,748,051
                                                                                        ============    ===========
*For the period from the commencement of the Series' investment operations,
 May 6, 1998, through December 31, 1998.

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 1998 -- continued

                                                                                                Research
                                                                                  New          Growth and      Research
                                                                               Discovery         Income      International
Net investment income (loss):                                                   Series*          Series         Series*
 Income --                                                                   ------------      ----------     ----------
  Interest ................................................................   $  27,825        $   82,585     $    8,016
  Dividends ...............................................................       4,353           321,792         10,233
  Foreign taxes withheld ..................................................          (9)           (2,823)        (1,106)
                                                                             -----------       ----------     ----------
   Total investment income ................................................   $  32,169        $  401,554     $   17,143
                                                                             -----------       ----------     ----------
 Expenses --
  Investment advisory fees ................................................   $  35,936        $  159,161     $   10,888
  Trustees' fees ..........................................................       4,500             6,300          4,500
  Administrative fees .....................................................         327             2,321             88
  Custodian fees ..........................................................       3,592            13,496         10,976
  Printing fees ...........................................................       4,008            11,648          1,450
  Auditing fees ...........................................................      14,200             6,621         12,921
  Legal fees ..............................................................         900             1,104            913
  Miscellaneous ...........................................................         373             1,056            297
                                                                              ----------       ----------     ----------
   Total expenses .........................................................   $  63,836        $  201,707     $   42,033
  Waiver of expenses by investment adviser ................................     (12,813)               --        (25,206)
  Fees paid indirectly ....................................................      (1,113)           (3,115)          (494)
                                                                              ----------       ----------     ----------
   Net expenses ...........................................................   $  49,910        $  198,592     $   16,333
                                                                              ----------       ----------     ----------
    Net investment income (loss) ..........................................   $ (17,741)       $  202,962     $      810
                                                                              ----------       ----------     ----------
Realized and unrealized gain (loss) on investments and
 foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions .................................................   $ (57,180)       $ (771,084)    $ (113,474)
  Foreign currency transactions ...........................................          (4)           (1,068)           799
                                                                              ----------       ----------     ----------
   Net realized loss on investments and foreign currency transactions .....   $ (57,184)       $ (772,152)    $ (112,675)
                                                                              ----------       ----------     ----------
 Change in unrealized appreciation --
  Investments .............................................................  $1,501,463        $4,710,135     $  143,561
  Translation of assets and liabilities in foreign currencies .............          --                46             16
                                                                              ----------       ----------     ----------
   Net unrealized gain on investments and foreign currency translation ....  $1,501,463        $4,710,181     $  143,577
                                                                              ----------       ----------     ----------
    Net realized and unrealized gain on investments and foreign currency ..  $1,444,279        $3,938,029     $   30,902
                                                                              ----------       ----------     ----------
     Increase in net assets from operations ...............................  $1,426,538        $4,140,991     $   31,712
                                                                              ==========       ==========     ==========

*For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.

                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1998

                                                                                                             Massachusetts
                                                                                                               Investors
                                                                 Capital         Equity      International      Growth
                                                              Opportunities      Income          Growth          Stock
Increase (decrease) in net assets:                                Series         Series*         Series         Series*
From operations --                                           ---------------    ----------   -------------    ------------
 Net investment income (loss) ............................... $    441,896     $   48,723    $    262,417    $      (286)
 Net realized gain (loss) on investments and foreign
  currency transactions .....................................    5,949,486        (78,348)     (3,919,151)     2,321,780
 Net unrealized gain on investments and foreign
  currency translation ......................................   25,493,108        508,572       3,704,068      9,426,557
                                                              ------------     ----------    ------------    -----------
  Increase in net assets from operations .................... $ 31,884,490     $  478,947    $     47,334    $11,748,051
                                                              ------------     ----------    ------------    -----------
Distributions declared to shareholders --
 From net investment income ................................. $   (531,468)    $       --    $   (320,369)   $        --
 From net realized gain on investments and foreign
  currency transactions .....................................   (5,113,199)            --              --             --
                                                              ------------     ----------    ------------    -----------
  Total distributions declared to shareholders .............. $ (5,644,667)    $       --    $   (320,369)   $        --
                                                              ------------     ----------    ------------    -----------
Net increase in net assets from Series share transactions ... $ 76,728,956     $8,013,887    $ 12,553,148    $69,489,201
                                                              ------------     ----------    ------------    -----------
   Total increase in net assets ............................. $102,968,779     $8,492,834    $ 12,280,113    $81,237,252
Net assets --
 At beginning of year .......................................   87,743,593             --      23,401,106             --
                                                              ------------     ----------    ------------   ------------
 At end of year ............................................. $190,712,372     $8,492,834    $ 35,681,219    $81,237,252
                                                              ============     ==========    ============    ===========
Accumulated undistributed net investment income included
 in net assets at end of year ............................... $   442,857     $   48,269    $    213,969     $        --
                                                              ============     ==========    ============    ===========

                                                                                                Research
                                                                                  New          Growth and      Research
                                                                               Discovery         Income      International
Increase (decrease) in net assets:                                              Series*          Series         Series*
From operations --                                                            -----------     ------------    ------------
 Net investment income (loss) ..............................................  $   (17,741)    $   202,962     $      810
 Net realized loss on investments and foreign currency transactions ........      (57,184)       (772,152)      (112,675)
 Net unrealized gain on investments and foreign currency translation .......    1,501,463       4,710,181        143,577
                                                                              -----------     -----------     ----------
  Increase in net assets from operations ...................................  $ 1,426,538     $ 4,140,991     $   31,712
                                                                              -----------     -----------     ----------
Distributions declared to shareholders --
 From net investment income ................................................  $        --     $   (19,103)    $       --
 From net realized gain on investments and foreign currency transactions ...           --         (62,914)            --
                                                                              -----------     -----------     ----------
  Total distributions declared to shareholders .............................  $        --     $   (82,017)    $       --
                                                                              -----------     -----------     ----------
Net increase in net assets from Series share transactions ..................  $11,853,405     $28,552,816     $3,487,598
                                                                              -----------     -----------     ----------
   Total increase in net assets ............................................  $13,279,943     $32,611,790     $3,519,310
Net assets --
 At beginning of year ......................................................           --       6,539,990             --
                                                                              -----------     -----------     ----------
 At end of year ............................................................  $13,279,943     $39,151,780     $3,519,310
                                                                              ===========     ===========     ==========
Accumulated undistributed net investment income included
  in net assets at end of year ............................................. $        --     $   201,817     $    1,608
                                                                              ===========     ===========     ==========

*For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.

                        See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1997

                                                                                                                   Research
                                                                                   Capital        International   Growth and
                                                                                Opportunities         Growth        Income
Increase (decrease) in net assets:                                                  Series            Series        Series*
From operations --                                                             ---------------   --------------- ------------
 Net investment income ........................................................  $   551,870       $   192,764    $   19,895
 Net realized gain (loss) on investments and foreign currency transactions ....    4,627,129          (576,797)       62,535
 Net unrealized gain (loss) on investments and foreign currency translation ...    6,587,920          (102,443)      217,276
                                                                                 -----------       -----------    ----------
  Increase (decrease) in net assets from operations ...........................  $11,766,919       $  (486,476)   $  299,706
                                                                                 -----------       -----------    ----------
Distributions declared to shareholders --
 From net investment income ...................................................  $   (65,700)      $   (24,244)   $       --
 From net realized gain on investments and foreign currency transactions ......     (222,129)               --            --
                                                                                 -----------       -----------   -----------
  Total distributions declared to shareholders ................................  $  (287,829)      $   (24,244)   $       --
                                                                                 -----------                     -----------
Net increase in net assets from Series share transactions .....................  $59,564,648       $18,386,603    $6,240,284
                                                                                 -----------       -----------   -----------
   Total increase in net assets ...............................................  $71,043,738       $17,875,883    $6,539,990
Net assets --
 At beginning of year .........................................................   16,699,855         5,525,223            --
                                                                                 -----------       -----------   -----------
 At end of year ...............................................................  $87,743,593       $23,401,106    $6,539,990
                                                                                 ===========       ===========   ===========
Accumulated undistributed net investment income included in net assets
  at end of year ..............................................................  $   531,210       $   124,177    $   19,705
                                                                                 ===========       ===========   ===========

*For the period from the commencement of the Series' investment operations, May 13, 1997, through December 31, 1997.

                        See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights

                                                                                                                      Equity
                                                                                                                      Income
                                                                            Capital Opportunities Series              Series
                                                                  ---------------------------------------------  --------------
                                                                       Year           Year            Period          Period
                                                                       Ended          Ended            Ended           Ended
                                                                   December 31,   December 31,     December 31,    December 31,
                                                                       1998           1997             1996*          1998**
Per share data (for a share outstanding throughout each period):  -------------   ------------     ------------  --------------
Net asset value -- beginning of period ..........................   $ 13.9339      $ 11.0055       $   10.0000     $   10.0000
                                                                    ---------      ---------       -----------     -----------
Income from investment operations# --
 Net investment income[sec] .....................................   $  0.0477      $  0.1466       $    0.0916     $    0.1379
 Net realized and unrealized gain (loss) on investments
  and foreign currency ..........................................      3.6598         2.8785            0.9139          0.3659
                                                                    ---------      ---------       -----------     -----------
   Total from investment operations .............................   $  3.7075      $  3.0251       $    1.0055     $    0.5038
                                                                    ---------      ---------       -----------     -----------
Less distributions declared to shareholders --
 From net investment income .....................................   $ (0.0620)     $ (0.0221)      $        --     $        --
 From net realized gain on investments and foreign currency
  transactions ..................................................    ( 0.5969)      ( 0.0746)               --              --
                                                                    ---------      ---------       -----------     -----------
   Total distributions declared to shareholders .................   $ (0.6589)     $ (0.0967)      $        --     $        --
                                                                    ---------      ---------       -----------     -----------
Net asset value -- end of period ................................   $ 16.9825      $ 13.9339       $   11.0055     $   10.5038
                                                                    =========      =========       ===========     ===========
Total return++ ..................................................      26.97%         27.57%            10.10%++        5.00%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .....................................................       0.86%          0.77%             0.63%+         1.03%+
 Net investment income ..........................................       0.31%          1.15%             1.75%+         2.16%+
Portfolio turnover ..............................................         135%           129%               52%            101%
Net assets, end of year (000 omitted) ...........................   $ 190,712      $  87,744       $    16,700     $     8,493

                                                                                    International Growth Series
                                                                        ------------------------------------------------
                                                                             Year            Year             Period
                                                                             Ended           Ended             Ended
                                                                         December 31,    December 31,      December 31,
                                                                             1998            1997              1996*
Per share data (for a share outstanding throughout each period):         ------------    ------------      -------------
Net asset value -- beginning of period ................................   $  9.6480       $ 9.8213          $  10.0000
                                                                          ---------       ---------         ----------
Income from investment operations# --
 Net investment income[sec] ...........................................   $  0.0843       $ 0.1201          $   0.0748
 Net realized and unrealized gain (loss) on investments and foreign
  currency ............................................................      0.1060        (0.2747)           ( 0.2535)
                                                                          ---------       ---------         ----------
   Total from investment operations ...................................   $  0.1903       $(0.1546)         $  (0.1787)
                                                                          ---------       ---------         ----------
Less distributions declared to shareholders --
 From net investment income ...........................................   $ (0.1077)      $(0.0187)         $       --
 From net realized gain on investments and foreign currency
  transactions ........................................................          --             --                  --
                                                                          ---------       ---------         ----------
   Total distributions declared to shareholders .......................   $ (0.1077)      $(0.0187)         $       --
                                                                          ---------       ---------         ----------
Net asset value -- end of period ......................................   $  9.7306       $ 9.6480          $   9.8213
                                                                          =========       =========         ==========
Total return++ ........................................................       1.94%        (1.64)%             (1.70)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ...........................................................       1.32%          1.11%               1.56%+
 Net investment income ................................................       0.86%          1.23%               1.47%+
Portfolio turnover ....................................................          77%           261%                 3%
Net assets, end of year (000 omitted) .................................   $  35,681       $ 23,401          $    5,525

    *For the period from the commencement of the Series' investment operations, June 3, 1996, through December 31, 1996.

   **For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.

    +Annualized.

   ++Not annualized.

    #Per share data are based on average shares outstanding.

   ##The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense offset arrangement.

   ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

[sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the Capital Opportunities Series and International Growth Series for certain of the periods indicated. In addition, the investment adviser agreed to maintain the expenses of the Capital Opportunities Series and International Growth Series at not more than 1.00% and 1.50% of average daily net assets, respectively, for certain of the periods indicated. With respect to the Equity Income Series, the investment adviser agreed to maintain the expenses, exclusive of investment advisory fees, at not more than 0.25% of average daily net assets for the period indicated. If these fees had been incurred and/or to the extent actual expenses were over/under these limitations, the net investment income per share and the ratios would have been:


                                                                              Equity
                                                                              Income
                                            Capital Opportunities Series      Series               International Growth Series
                                            -----------------------------   -----------           ------------------------------
                                                 Year          Period         Period                    Year           Period
                                                 Ended          Ended          Ended                    Ended          Ending
                                             December 31,   December 31,   December 31,             December 31,    December 31,
                                                 1997           1996*         1998**                    1997           1996*
                                            -------------- --------------   -----------           --------------   -------------
Net investment income ..........               $ 0.1296      $  0.0537      $  0.1070                 $ 0.1036      $  0.0265
Ratios (to average net assets):
 Expenses## ....................                  0.90%          1.35%+         1.51%+                   1.28%          2.50%+
 Net investment income .........                  1.03%          1.02%+         1.68%+                   1.06%          0.46%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                           Massachusetts
                                                                             Investors           New
                                                                           Growth Stock       Discovery
                                                                              Series           Series
                                                                          ---------------    -----------
                                                                              Period            Period
                                                                               Ended             Ended
                                                                           December 31,      December 31
                                                                              1998**            1998**
Per share data (for a share outstanding throughout each period):          ---------------    -----------
Net asset value -- beginning of period ................................      $10.0000        $   10.0000
                                                                             --------        -----------
Income from investment operations# --
 Net investment income (loss)[sec] ....................................      $(0.0001)       $   (0.0273)
 Net realized and unrealized gain (loss) on investments and foreign
  currency ............................................................        2.0805        $    0.6505
                                                                             --------        -----------
   Total from investment operations ...................................      $ 2.0804        $    0.6232
                                                                             --------        -----------
Less distributions declared to shareholders --
 From net investment income ...........................................      $     --        $        --
 From net realized gain on investments and foreign currency
  transactions ........................................................            --                 --
                                                                             --------        -----------
   Total distributions declared to shareholders .......................      $     --        $        --
                                                                             --------        -----------
Net asset value -- end of period ......................................      $12.0804        $   10.6232
                                                                             ========        ===========
Total return++ ........................................................        20.70%++            6.20%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ...........................................................         0.97%+             1.28%+
 Net investment income (loss) .........................................            --            (0.44)%+
Portfolio turnover ....................................................            66%               69%
Net assets, end of period (000 omitted) ...............................      $ 81,237        $    13,280

                                                                                                              Research
                                                                               Research Growth and          International
                                                                                  Income Series                Series
                                                                        ------------------------------    ---------------
                                                                             Year            Period            Period
                                                                             Ended            Ended             Ended
                                                                         December 31,     December 31,      December 31,
                                                                             1998            1997***           1998**
Per share data (for a share outstanding throughout each period):        -------------    -------------     --------------
Net asset value -- beginning of period ................................   $ 11.0208         $10.0000         $  10.0000
                                                                          ---------         --------         ----------
Income from investment operations# --
 Net investment income (loss)[sec] ....................................   $  0.1170         $ 0.0821         $   0.0043
 Net realized and unrealized gain (loss) on investments and foreign
  currency ............................................................      2.3163           0.9387           ( 0.5852)
                                                                          ---------         --------         ----------
   Total from investment operations ...................................   $  2.4333         $ 1.0208         $  (0.5809)
                                                                          ---------         --------         ----------
Less distributions declared to shareholders --
 From net investment income ...........................................   $ (0.0150)        $     --         $       --
 From net realized gain on investments and foreign currency
  transactions ........................................................     (0.0493)              --                 --
                                                                          ---------         --------         ----------
   Total distributions declared to shareholders .......................   $ (0.0643)        $     --         $       --
                                                                          ---------         --------         ----------
Net asset value -- end of period ......................................   $ 13.3898         $11.0208         $   9.4191
                                                                          =========         ========         ==========
Total return++ ........................................................      22.13%           10.20%++          (5.80)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ...........................................................       0.95%            1.54%+             1.55%+
 Net investment income (loss) .........................................       0.96%            1.19%+             0.07%+
Portfolio turnover ....................................................         122%              29%               59%
Net assets, end of period (000 omitted) ...............................   $  39,152         $  6,540         $    3,519

   **For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.

  ***For the period from the commencement of the Series' investment operations, May 13, 1997, through December 31, 1997.

    +Annualized.

   ++Not annualized.

    #Per share data are based on average shares outstanding.

   ##The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its Custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense offset arrangement.

   ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

[sec]The investment adviser agreed to maintain the expenses of the New
     Discovery Series and Research International Series, exclusive of investment advisory fees, at not more than 0.35% and 0.50%, respectively, of average daily net assets. The investment adviser agreed to maintain the expenses of the Research Growth and Income Series at not more than 1.50% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:

                                                  New                                       Research
                                               Discovery        Research Growth and       International
                                                Series             Income Series             Series
                                          ------------------   ---------------------   ------------------
                                                Period                 Period                Period
                                                 Ended                 Ended                  Ended
                                             December 31,           December 31,          December 31,
                                                1998**                1997***                1998**
                                          ------------------   ---------------------   ------------------
Net investment income (loss) ..........      $ (0.0470)             $  0.0614              $ (0.1301)
Ratios (to average net assets):
 Expenses## ...........................          1.60%+                 1.83%+                 3.86%+
 Net investment income (loss) .........        (0.76)%+                 0.84%+               (2.24)%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Notes to Financial Statements

(1) Business and Organization

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-six separate Series (the Series) of shares: Bond Series, Capital Appreciation Series, Capital Opportunities Series*, Conservative Growth Series, Emerging Growth Series, Equity Income Series*, Government Securities Series, High Yield Series, International Growth Series*, International Growth and Income Series, Managed Sectors Series, Money Market Series, Massachusetts Investors Growth Stock Series*, MFS/Foreign & Colonial Emerging Markets Series, New Discovery Series*, Research Series, Research Growth and Income Series*, Research International Series*, Strategic Income Series, Total Return Series, Utilities Series, World Asset Allocation Series, World Governments Series, World Growth Series, World Total Return Series, and Zero Coupon Series 2000 Portfolio. The Managed Sectors Series, Utilities Series, and World Growth Series are non-diversified as that term is defined in the Investment company Act of 1940, as amended. The shares of each Series are sold only to variable accounts established by Sun Life Assurance company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to Trust benefits under variable contracts issued by such companies.

The Series denoted with an asterisk above are included within these financial statements.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized-cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - Certain Series of the Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. Each Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - Each Series' custody fee is calculated as a percentage of each Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each Series. This amount is shown as a reduction of expenses on the Statements of Operations.

Tax Matters and Distributions - Each Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1998, the following amounts were reclassified due to differences between book and tax accounting for currency transactions and the offset of net investment loss against short-term capital gains. These changes had no effect on the net assets or net asset values per share.

                                                                                                            Massachusetts
                                                                Capital        Equity     International       Investors
                                                             Opportunities     Income         Growth        Growth Stock
Increase (decrease):                                             Series        Series         Series           Series
------------------------------------------------------------------------------------------------------------------------
         Paid-in capital ................................      $     --        $   --      $   (6,422)         $   --
         Accumulated undistributed net realized gain on
          investments and foreign currency transactions .        (1,219)          454        (141,322)           (286)
         Accumulated undistributed net investment income          1,219          (454)        147,744             286

                                                                            Research
                                                                New        Growth and       Research
                                                             Discovery       Income       International
Increase (decrease):                                           Series        Series          Series
-------------------------------------------------------------------------------------------------------
         Paid-in capital ................................    $      --      $  1,244         $   --
         Accumulated undistributed net realized gain on
          investments and foreign currency transactions .      (17,741)          503           (798)
         Accumulated undistributed net investment income        17,741        (1,747)           798

At December 31, 1998, the following Series, for federal tax purposes, had capital loss carryforwards which may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration:


                                                                        Research
                                         Equity      International     Growth and       Research
                                         Income          Growth          Income       International
Expiration Date                          Series          Series          Series          Series
---------------------------------------------------------------------------------------------------
  December 31, 2004 ................    $    --        $    7,804       $     --         $    --
  December 31, 2005 ................         --           638,403             --              --
  December 31, 2006 ................     12,613         3,822,955        713,725          73,103
                                        -------        ----------       --------         -------
  Total ............................    $12,613        $4,469,162       $713,725         $73,103
                                        -------        ----------       --------         -------

(3) Transactions with Affiliates

Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. Investment advisory fees are computed daily and paid monthly at an annual rate based on a percentage of each Series' average daily net assets. The agreements also provide that each Series will be reimbursed for other expenses, exclusive of investment advisory fees, in excess of the expense limitation indicated below, based on average net assets of each Series. Investment advisory fees and expense limitations are as follows:

                                                          Investment      Expense
                                                        Advisory Fees   Limitations
--------------------------------------------------------------------------------------
Capital Opportunities Series ........................        0.75%*         N/A
Equity Income Series ................................        0.75%          0.25%
International Growth Series .........................       0.975%*         N/A
Massachusetts Investors Growth Stock Series .........        0.75%          N/A
New Discovery Series ................................        0.90%          0.35%
Research Growth and Income Series ...................        0.75%          N/A
Research International Series .......................        1.00%          0.50%

*The investment advisory fee for the Capital Opportunities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The investment advisory fee for the International Growth Series is 0.975% of the first $500 million of average net assets and 0.925% of the average net assets in excess of $500 million.

Administrator - The Trust has an administrative services agreement with MFS to provide each Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Series pays MFS an administrative fee at the following annual percentages of each Series' average daily net assets:

First $1 billion ................       0.0150%
Next $1 billion .................       0.0125%
Next $1 billion .................       0.0100%
In excess of $3 billion .........       0.0000%

The Trust pays no compensation directly to its Trustees or officers who are affiliated with MFS or Sun Life Assurance Company of Canada (U.S.), all of whom receive remuneration for their services to the Trust from MFS or Sun Life Assurance Company of Canada. Certain officers and Trustees of the Trust are officers or directors of MFS or Sun Life Assurance Company of Canada.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                                                                Massachusetts
                                                             Capital           Equity         International       Investors
                                                          Opportunities        Income            Growth         Growth Stock
                                                              Series           Series            Series            Series
                                                         ---------------   --------------   ----------------   --------------
Purchases
U.S. government securities ...........................    $  3,159,545      $   109,349        $        --      $ 1,826,803
                                                          ============      ===========        ===========      ===========
Investments (non-U.S. government securities) .........    $237,725,515      $11,085,244        $34,243,021      $77,126,471
                                                          ============      ===========        ===========      ===========
Sales
U.S. government securities ...........................    $    174,212      $    30,334        $        --      $   368,125
                                                          ============      ===========        ===========      ===========
Investments (non-U.S. government securities) .........    $176,374,558      $ 3,669,599        $21,983,483      $23,295,266
                                                          ============      ===========        ===========      ===========

                                                                            Research
                                                              New          Growth and        Research
                                                           Discovery         Income        International
                                                            Series           Series           Series
                                                        --------------   --------------   --------------
Purchases
Investments (non-U.S. government securities) .........    $15,601,194      $52,630,005       $4,108,966
                                                          ===========      ===========       ==========
Sales
Investments (non-U.S. government securities) .........    $ 4,260,838      $24,717,077       $  973,295
                                                          ===========      ===========       ==========

The cost and unrealized appreciation or depreciation in value of the investments owned by each Series, as computed on a federal income tax basis, are as follows:

                                                                                               Massachusetts
                                              Capital           Equity       International       Investors
                                           Opportunities        Income           Growth        Growth Stock
                                               Series           Series           Series           Series
                                          ---------------   -------------   ---------------   --------------
Aggregate Cost ........................    $156,591,223      $7,962,111       $31,984,966      $68,154,466
                                           ============      ==========       ===========      ===========
Gross unrealized appreciation .........    $ 38,491,519      $  531,578       $ 4,267,894      $ 9,220,199
Gross unrealized depreciation .........      (6,042,236)        (88,273)         (860,949)        (620,139)
                                           ------------      ----------       -----------      -----------
Net unrealized appreciation ...........    $ 32,449,283      $  443,305       $ 3,406,945      $ 8,600,060
                                           ============      ==========       ===========      ===========

                                                              Research
                                                New          Growth and        Research
                                             Discovery         Income        International
                                              Series           Series           Series
                                          --------------   --------------   --------------
Aggregate Cost ........................    $12,352,911      $34,360,636       $3,372,683
                                           ===========      ===========       ==========
Gross unrealized appreciation .........    $ 1,759,334      $ 5,540,448       $  229,110
Gross unrealized depreciation .........       (481,359)        (671,160)        (125,919)
                                           -----------      -----------       ----------
Net unrealized appreciation ...........    $ 1,277,975      $ 4,869,288       $  103,191
                                           ===========      ===========       ==========

(5) Shares of Beneficial Interest

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                                                                Capital Opportunities Series
                                                                -------------------------------------------------------------
                                                                  Year Ended December 31, 1998   Year Ended December 31, 1997
                                                                -------------------------------- ----------------------------
                                                                     Shares         Amount           Shares        Amount
                                                                 --------------  ------------      ---------    ------------
Shares sold ...................................................     5,887,037    $ 90,663,716      4,923,312    $ 61,333,766
Shares issued to shareholders in reinvestment of distributions        356,806       5,644,667         24,748         287,829
Shares reacquired .............................................    (1,311,033)    (19,579,427)      (168,345)     (2,056,947)
                                                                   ----------    ------------      ---------    ------------
 Net increase .................................................     4,932,810    $ 76,728,956      4,779,715    $ 59,564,648
                                                                   ==========    ============      =========    ============

                                                                    Equity Income Series
                                                                ----------------------------
                                                                 Period Ended December 31,
                                                                           1998*
                                                                ----------------------------
                                                                    Shares        Amount
                                                                ------------- --------------
Shares sold ...................................................   1,127,326    $ 11,031,585
Shares issued to shareholders in reinvestment of distributions           --              --
Shares reacquired .............................................    (318,778)     (3,017,698)
                                                                  ---------    ------------
 Net increase .................................................     808,548    $  8,013,887
                                                                  =========    ============

                                                                               International Growth Series
                                                                ---------------------------------------------------------
                                                                Year Ended December 31, 1998 Year Ended December 31, 1997
                                                                ---------------------------- ----------------------------
                                                                    Shares        Amount         Shares        Amount
                                                                ------------- -------------- ------------- --------------
Shares sold ...................................................   1,897,484     $ 18,783,017     2,306,580    $ 22,635,372
Shares issued to shareholders in reinvestment of distributions      29,878           320,369         2,469          24,244
Shares reacquired .............................................   (685,952)       (6,550,238)     (446,133)     (4,273,013)
                                                                  ---------     ------------      ---------   ------------
 Net increase .................................................   1,241,410     $ 12,553,148      1,862,916   $ 18,386,603
                                                                  =========     ============      =========   ============

                                                                        Massachusetts
                                                                Investors Growth Stock Series
                                                                -----------------------------
                                                                 Period Ended December 31,
                                                                           1998*
                                                                ----------------------------
                                                                    Shares        Amount
                                                                ------------- --------------
Shares sold ...................................................   7,265,156     $ 75,248,664
Shares issued to shareholders in reinvestment of distributions          --                --
Shares reacquired .............................................   (540,433)       (5,759,463)
                                                                  ---------     ------------
 Net increase .................................................   6,724,723     $ 69,489,201
                                                                  =========     ============

*For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.

                                             New Discovery Series                  Research Growth and Income Series
                                        ----------------------------   -----------------------------------------------------
                                                                                                           Period Ended
                                       Period Ended December 31, 1998*  Year Ended December 31, 1998    December 31, 1997**
                                       -------------------------------  ---------------------------- -----------------------
                                            Shares        Amount           Shares        Amount        Shares        Amount
                                        ------------- --------------   ------------- -------------- ------------ -----------
Shares sold ...........................   1,417,260    $ 13,467,733      2,861,443    $ 34,710,918     625,995    $6,579,170
Shares issued to shareholders
 in reinvestment of distributions .....          --              --          6,598          82,017          --            --
Shares reacquired .....................    (167,171)     (1,614,328)      (537,463)     (6,240,119)    (32,574)     (338,886)
                                          ---------    ------------      ---------    ------------     -------    ----------
 Net increase .........................   1,250,089    $ 11,853,405      2,330,578    $ 28,552,816     593,421    $6,240,284
                                          =========    ============      =========    ============     =======    ==========

                            Research International Series
                           -------------------------------
                           Period Ended December 31, 1998*
                           -------------------------------
                               Shares        Amount
                             -----------  ------------
Shares sold ...............    438,632    $4,037,966
Shares reacquired .........    (64,996)     (550,368)
                               -------    ----------
 Net increase .............    373,636    $3,487,598
                               =======    ==========

 *For the period from the commencement of the Series' investment operations, May 6, 1998, through December 31, 1998.

**For the period from the commencement of the Series' investment operations, May 13, 1997, through December 31, 1997.

(6) Line of Credit

The Trust and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to each Series for the year ended December 31, 1998, are as follows;

                                                          Commitment
                                                             Fee
                                                         -----------
Capital Opportunities Series ........................       $600
Equity Income Series ................................         --
International Growth Series .........................        128
Massachusetts Investors Growth Stock Series .........         --
New Discovery Series ................................         --
Research Growth and Income Series ...................        120
Research International Series .......................         --

Certain Series and other affiliated funds also participate in a $20 million uncommitted, unsecured line of credit provided by State Street Bank and Trust Company under a line of credit agreement. Borrowings may be made to temporarily finance the purchase of securities, the redemption of shares, or emergency expenses.

(7) Financial Instruments

Certain Series of the Trust may trade financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting agreements amounted to net payables of $48,947 and $4,895, with Merrill Lynch, for the Capital Opportunities Series and International Growth Series, respectively, at December 31, 1998.

At December 31, 1998, each Series had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
Each Series of the Trust is restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from between 0% and 15% of the Series' net assets. At December 31, 1998, the Research International Series owned the following restricted security (constituting 0.92% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Series does not have the right to demand that such security be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.


Series                            Description           Date of Acquisition     Share Amount     Cost         Value
----------------------------------------------------------------------------------------------------------------------
Research International Series     Jarvis Hotels PLC     5/21/98-12/8/98            16,724         $37,626      $32,460
                                                                                                               =======

(9) Name Change

Effective April 30, 1998, Value Series changed its name to Capital Opportunities Series.

Independent Auditors' Report

To the Trustees and Shareholders of MFS/Sun Life Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Capital Opportunities Series, Equity Income Series, International Growth Series, Massachusetts Investors Growth Stock Series, New Discovery Series, Research Growth and Income Series and Research International Series (each a portfolio of MFS/Sun Life Series Trust) as of December 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the three-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios of the MFS/SunLife Series Trust at December 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 1999

Federal Tax Information

The Capital Opportunities Series and Research Growth and Income Series have designated $56,756 and $9, respectively, as a capital gain dividend.

Dividends Received Deduction
For the year ended December 31, 1998, the amount of distributions from income eligible for the 70% dividends received deduction for corporations were as follows.

Capital Opportunities Series ..............       4.18%
Research Growth and Income Series .........      16.86%

Foreign Source Income and Foreign Tax Credit
For the year ended December 31, 1998, income from foreign sources and foreign taxes withheld were as follows.



                                              Income        Taxes
                                           -----------   ----------
International Growth Series ............    $607,952      $60,111
Research International Series ..........      10,233          838

                         MFS Prepares for the Year 2000


                                [Year 2000 Logo]





MFS Investment Management(R) is committed to the effective use of technology in managing investments, delivering high-quality service to our fund shareholders, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 composed of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arose because date fields in computers and software applications have traditionally used two-digit codes. Since the dawn of the computer age, the implied first two digits have been "1" and "9." In the year 2000, that can no longer be the case because computer applications may assume "00" refers to 1900. Our team of dedicated business and technology managers, working with outside experts, is taking reasonable steps to ascertain the Y2K compliance of MFS' internal systems. We are also working with our vendors to seek reasonable assurances that their systems are or will be compliant.

MFS realizes that investors are also concerned about whether the companies in the Funds' portfolios are addressing their internal Y2K issues. As MFS' portfolio managers and research analysts meet with the managements of portfolio companies as part of the MFS(R)Original ResearchSM process, one of the many factors they may consider is a company's Y2K preparedness.

Year 2000 compliance is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K phenomenon. While MFS is making an effort to ensure the integrity of its internal systems, there are significant systems interdependencies in the domestic and foreign securities markets, external vendor systems, and the internal business environments of its portfolio companies. There can be no assurance that the steps MFS has taken will be sufficient to avoid any adverse impact on the Funds. However, MFS will continue to review and test its internal systems.

                              Year 2000 and Beyond


                       [SUN LIFE LOGO] Sun Life
                                       Assurance Company
                                       of Canada (U.S.)


The potentional hazard of computers having difficulty dealing with the year 2000 has been widely reported in the media. Essentially, the "Y2K" problem stems from some computer software being written in a way that will handle only two digits of a year rather than the full four digits. This becomes a problem when 2000 is perceived as simply "00", with the result that the computer software interprets the date as 1900 rather than 2000.

Sun Life began working on this problem in 1995 when a Company strategy for dealing with the issue was approved by our systems management. It was apparent that effective support from senior management was a key component to successfully correcting Sun Life's systems. For this reason, in early 1996 Sun Life's chairman and CEO delivered a clear mandate to make Y2K a top priority. Since that time we have inventoried and assessed nearly 2000 systems around the Company.

The vast majority of Sun Life's systems have already been tested, and, based on these tests, have been certified as compliant. The current target date for completion of Sun Life's certification program is the end of the first quarter of 1999. Even though relatively few Y2K bugs were actually found during analysis, it has been Sun Life's policy to test every system before it can be certified as compliant. The price tag for this massive project has been steep -- over $100 million (Cdn). However, we consider the money well spent when it means that Sun Life can move into the year 2000 and beyond confident that our systems will support Sun Life's position as a leader in the financial services industry.

The preceding is a Year 2000 Readiness Disclosure pursuant to the Year 2000 Readiness Disclosure Act enacted by the United States Congress on October 19, 1998.

[Back Cover]

MFS[RegTM]/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees

JOHN D. McNEIL*, Chairman and Trustee
Chairman, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada

SAMUEL ADAMS, Trustee
Partner, Warner & Stackpole (attorneys),
Boston, Massachusetts

DAVID D. HORN*, Trustee
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
Boston, Massachusetts

GARTH MARSTON, Trustee
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

DERWYN F. PHILLIPS, Trustee
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts

WILLIAM R. GUTOW, Trustee
Vice Chairman, Capital Entertainment Management Company,
Real Estate Consultant, Dallas, Texas

J. KERMIT BIRCHFIELD, Trustee
Consultant; Chairman, Display Technology, Inc. (manufacturer of liquid-crystal display technology); Managing Director, Century Partners, Inc. (investments), Gloucester, Massachusetts

Officers+

JAMES R. BORDEWICK, Assistant Secretary
MARK E. BRADLEY, Assistant Treasurer
STEPHEN E. CAVAN, Secretary and Clerk
W. THOMAS LONDON, Treasurer
ELLEN MOYNIHAN, Assistant Treasurer
JAMES O. YOST, Assistant Treasurer

Investment Adviser

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Auditors

Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110-1617

Portfolio Managers+

JEAN ALESSANDRO
DAVID A. ANTONELLI
ARNAB KUMAR BANERJI
JOHN F. BRENNAN, JR.
STEPHEN C. BRYANT
DAVID M. CALABRO
JEFFREY CHOWDHRY
CHRISTIAN A. FELIPE
GEOFFREY L. KURINSKY
JOHN D. LAUPHEIMER, JR.
DAVID R. MANNHEIM
PAUL M. McMAHON
ALEC C. MURRAY
STEVEN E. NOTHERN
LISA B. NURME
KEVIN R. PARKE
BERNARD A. SCOZZAFAVA
MAURA A. SHAUGHNESSY
TONI Y. SHIMURA
FREDERICK J. SIMMONS
BRIAN E. STACK
JAMES T. SWANSON
(on behalf of the MFS World
Asset Allocation Committee)

*Affiliated with the Sponsor.
+Affiliated with the Investment Adviser.                       SUN-2C 2/99 192M